                                                       File No. 2-56969
                                                      File No. 811-2657

                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.   20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

               Pre-Effective Amendment No. _____
               Post-Effective Amendment No. 35

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

               Amendment No. 25


UNITED MUNICIPAL BOND FUND, INC.
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas              66202-4200
            (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Sharon K. Pappas, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective

          _____  immediately upon filing pursuant to paragraph (b)
          _____  on (date) pursuant to paragraph (b)
          __X__  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485

          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

==============================================================================

                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f(a)(1). Notice for the Registrant's fiscal year ended September 30, 1995 is anticipated to be filed on or about November 22, 1995.

                        UNITED MUNICIPAL BOND FUND, INC.
                        ================================

                             Cross Reference Sheet
                             =====================

Part A of
Form N-1A
Item No.                      Prospectus Caption
---------                     ------------------

 1 ........................   Cover Page
 2(a) .....................   Expenses
  (b) .....................   An Overview of the Fund
  (c) .....................   An Overview of the Fund
 3(a) .....................   Financial Highlights
  (b) .....................   *
  (c) .....................   Performance
  (d) .....................   Performance; About Your Account
 4(a) .....................   About the Investment Principles of the Fund; About
                              the Management and Expenses of the Fund
  (b) .....................   About the Investment Principles of the Fund
  (c) .....................   An Overview of the Fund; About the Investment
                              Principles of the Fund
 5(a) .....................   About the Management and Expenses of the Fund
  (b)......................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (c) .....................   About the Management and Expenses of the Fund
  (d) .....................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (e) .....................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (f) .....................   About the Management and Expenses of the Fund
  (g)(i)...................   *
  (g()ii)..................   About the Management and Expenses of the Fund
 5A........................   **
 6(a) .....................   About the Management and Expenses of the Fund
  (b) .....................   *
  (c) .....................   *
  (d) .....................   *
  (e) .....................   About Your Account
  (f)......................   About Your Account
  (g) .....................   About Your Account
  (h) .....................   About the Management and Expenses of the Fund
 7(a) .....................   Inside Back Cover; About Your Account
  (b) .....................   About Your Account
  (c) .....................   About Your Account
  (d) .....................   About Your Account
  (e) .....................   *
  (f) .....................   About the Management and Expenses of the Fund
 8(a) .....................   About Your Account
  (b) .....................   *
  (c) .....................   About Your Account
  (d) .....................   About Your Account
 9 ........................   *


Part B of
Form N-1A
Item No.                      SAI Caption
---------                     -----------

10(a) .....................   Cover Page
  (b) .....................   *
11 ........................   Cover Page
12 ........................   *
13(a) .....................   Goals and Investment Policies
  (b) .....................   Goals and Investment Policies
  (c) .....................   Goals and Investment Policies
  (d) .....................   Goals and Investment Policies
14(a) .....................   Directors and Officers
  (b) .....................   Directors and Officers
  (c) .....................   Directors and Officers
15(a) .....................   *
  (b) .....................   *
  (c) .....................   Directors and Officers
16(a)(i) ..................   Investment Management and Other Services
  (a)(ii) .................   Directors and Officers
  (a)(iii) ................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
  (d) .....................   Investment Management and Other Services
  (e) .....................   *
  (f) .....................   Investment Management and Other Services
  (g) .....................   *
  (h) .....................   Investment Management and Other Services
  (i) .....................   *
17(a) .....................   Portfolio Transactions and Brokerage
  (b) .....................   *
  (c) .....................   Portfolio Transactions and Brokerage
  (d) .....................   Portfolio Transactions and Brokerage
  (e) .....................   *
18(a) .....................   Other Information
  (b) .....................   *
19(a) .....................   Purchase, Redemption and Pricing of Shares
  (b) .....................   Purchase, Redemption and Pricing of Shares
  (c) .....................   Purchase, Redemption and Pricing of Shares
20 ........................   Payments to Shareholders; Taxes
21(a) .....................   Investment Management and Other Services
  (b) .....................   *
  (c) .....................   *
22(a) .....................   *
  (b)(i) ..................   Performance Information
  (b)(ii) .................   Performance Information
  (b)(iii) ................   Performance Information
  (b)(iv)..................   Performance Information
23 ........................   Financial Statements
---------------------------------------------------------------------------
  *Not Applicable or Negative Answer
**Included in Annual Report to Shareholders

   Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated January 20, 1996. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United Municipal Bond  Fund, Inc.
Class A Shares
This Fund seeks to provide income that is not subject to Federal income taxation.

This Prospectus describes one class of shares of the Fund -- Class A Shares.

Prospectus
January 20, 1996

UNITED MUNICIPAL BOND FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

Table of Contents

AN OVERVIEW OF THE FUND.........................7

EXPENSES........................................8

FINANCIAL HIGHLIGHTS............................9

PERFORMANCE....................................10
 Explanation of Terms .........................10

ABOUT WADDELL & REED...........................11

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND....12
 Investment Goals and Principles ..............12
 Risk Considerations ..........................12
 Securities and Investment Practices ..........12

ABOUT YOUR ACCOUNT.............................18
 Ways to Set Up Your Account ..................18
 Buying Shares ................................19
 Minimum Investments ..........................20
 Adding to Your Account .......................20
 Selling Shares ...............................20
 Shareholder Services .........................35
   Personal Service ...........................35
   Reports ....................................35
   Exchanges ..................................36
   Automatic Transactions .....................36
 Dividends, Distributions and Taxes ...........37
   Distributions ..............................37
   Taxes ......................................37

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..41
 WRIMCO and Its Affiliates ....................42
 Breakdown of Expenses ........................43
   Management Fee .............................43
   Other Expenses .............................44

APPENDIX A.....................................46
 DESCRIPTION OF BOND RATINGS ..................46
 DESCRIPTION OF MUNICIPAL NOTE RATINGS ........50
 DESCRIPTION OF COMMERCIAL PAPER RATINGS ......51

An Overview of the Fund

The Fund: This Prospectus describes the Class A shares of United Municipal Bond Fund, Inc., an open-end, diversified management investment company.

Goals and Strategies: United Municipal Bond Fund, Inc. (the "Fund") seeks to provide income not subject to Federal income taxation through a diversified portfolio of primarily tax-exempt municipal bonds. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of the Fund is the net asset value of a Class A share plus a sales charge. See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Fund is designed for investors seeking current income that is primarily free from Federal income tax. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: The Fund invests primarily in municipal bonds which may vary widely as to their interest rates, degree of security and maturity. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases   4.25%
(as a percentage of offering price)

Maximum sales load
on reinvested
dividends      None

Deferred
sales load     None

Redemption fees     None

Exchange fee   None

Annual Fund operating expenses (as a percentage of average net assets).

Management fees     0.45%
12b-1 fees          0.10%
Other expenses 0.11%
Total Fund operating expenses      0.66%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return1 and (2) redemption at the end of each time period:

1 year    $ 49
3 years   $ 63
5 years   $ 78
10 years  $121

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

     (Audited)

The following information has been audited by Price Waterhouse LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Price Waterhouse LLP, included in the SAI.

For a Class A share outstanding throughout each period.2

                                                             For the fiscal year ended September 30,
                                 -----------------------------------------------------------------------------------------------
                                  1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                                  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period ......     $6.91     $7.83     $7.40     $7.18     $6.66     $7.07     $6.91     $6.29     $7.67     $6.65
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment
    income .................       .39       .38       .41       .43       .45       .47       .49       .48       .49       .55
  Net realized and
    unrealized gain
    (loss) on
    investments ............      0.38     (0.67)      .65       .35       .52     (0.16)      .22       .62     (0.70)     1.22
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations ...............      0.77     (0.29)     1.06       .78       .97       .31       .71      1.10     (0.21)     1.77
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  Dividends from net
    investment
    income .................     (0.39)    (0.38)    (0.40)    (0.43)    (0.45)    (0.49)    (0.48)    (0.48)    (0.48)    (0.56)
  Distributions from
    capital gains ..........     (0.04)    (0.25)    (0.23)    (0.13)     0.00     (0.23)    (0.07)     0.00     (0.69)    (0.19)
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions ........     (0.43)    (0.63)    (0.63)    (0.56)    (0.45)    (0.72)    (0.55)    (0.48)    (1.17)    (0.75)
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ............     $7.25     $6.91     $7.83     $7.40     $7.18     $6.66     $7.07     $6.91     $6.29     $7.67
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return* ..............     11.51%    -3.91%    15.15%    11.41%    14.97%     4.46%    10.74%    18.07%    -3.50%    28.19%
Net assets, end of
  period (000
  omitted) .................  $975,109  $950,952$1,055,434  $890,004  $769,122  $648,546  $594,733  $477,479  $413,163  $402,445
Ratio of expenses to
  average net assets .......      0.65%     0.64%     0.56%     0.57%     0.57%     0.57%     0.57%     0.58%     0.58%     0.61%
Ratio of net investment
  income to average
  net assets ...............      5.51%     5.17%     5.38%     5.92%     6.47%     6.82%     6.98%     7.32%     6.98%     7.54%
Portfolio
  turnover rate ............     70.67%    62.61%    94.51%   125.44%   144.36%   181.25%   226.41%   225.49%   216.82%   250.00%


2On January 20, 1996, the Fund began offering Class Y shares to the public.  Fund shares outstanding prior to that date were designated Class A shares.

*Total return calculated without taking into account the sales load deducted on an initial purchase.
Note:  During the fiscal periods ended September 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and 1986, _____%,
       _____%, 62.53%, 76.13%, 97.45%, 66.46%, 84.53%, 98.05%, 40.77% and 73.57%, respectively, of the dividends paid were exempt from Federal income tax.

     Information regarding the performance of the Fund is contained in the Fund's annual report to shareholders, which may be obtained without charge by request to the Fund at the address or phone number shown on the cover of this Prospectus.

Performance

Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing yield and performance rankings.
Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. The Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period. Tax equivalent yield is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula.

Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

The goal of the Fund is to provide income that is not subject to Federal income taxation. The Fund seeks to achieve this goal by investing principally in municipal bonds. There is no assurance that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. See "Dividends, Distributions and Taxes" concerning the alternative minimum tax ("AMT"). The Fund anticipates that not more than one-third of the dividends it will pay to shareholders will be subject to treatment as a preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

Sometimes WRIMCO may believe that a full or partial defensive position is desirable temporarily due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. To achieve a temporary defensive posture, WRIMCO may take any one or more of the following steps: (i) shorten the average maturity of the Fund's portfolio, (ii) hold cash or taxable obligations subject to the 10% limitation described below, and (iii) emphasize debt securities of a higher quality than those the Fund would ordinarily hold (see discussion of quality ratings below and in Appendix A to this Prospectus). A defensive posture might create a reduction in the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in market or economic conditions, the Fund may buy or sell futures contracts, as discussed below.

Risk Considerations

There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk, and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.

The Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, indexed securities, stripped securities and mortgage-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Income from taxable obligations, options and futures contracts will be subject to Federal income tax.

Securities and Investment Practices

The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies WRIMCO may employ in pursuit of the Fund's goal. A summary of risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal of the Fund and the types of securities and other assets in which it may invest are fundamental policies. Unless otherwise indicated, other policies are operating policies.

Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved. Problems in the utility industry generally affect the values of and the dividends paid on utility stocks rather than the ability to pay bond obligations.

Other municipal obligations include municipal lease obligations of municipal authorities or entities and participations in these obligations (collectively, "lease obligations"). WRIMCO determines liquidity of lease obligations in accordance with guidelines established by the Fund's Board of Directors.
Unrated municipal lease obligations are considered to be illiquid. In determining the credit quality of unrated municipal lease obligations, one of the factors, among others, to be considered will be the likelihood that the lease will not be canceled. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

Policies and Restrictions: As a fundamental policy, at least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds.

As a fundamental policy, when WRIMCO believes market conditions dictate, the Fund may have more than 25% of its assets invested in industrial development bonds the interest on which is paid by revenues from generating plants.

As a fundamental policy, the Fund may not purchase any municipal bonds that are not either (i) rated at least BBB by Standard & Poor's Ratings Services ("S&P") or Baa by Moody's Investors Service, Inc. ("MIS") (see Appendix A to this Prospectus for a description of bond ratings), or (ii) are unrated municipal bonds that, in the opinion of WRIMCO, would have the quality ratings described above if they were rated, unless thereafter at least 80% of the value of the Fund's total assets would consist of cash or municipal bonds that were of such quality at the time of purchase.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Money Market Instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Policies and Restrictions: As a fundamental policy, up to 10% of the Fund's assets may be invested in debt securities other than municipal bonds (referred to as "taxable obligations").

As a fundamental policy, the only taxable obligations that the Fund may purchase are: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (these obligations may include certificates of deposit, letters of credit and acceptances), and (iii) commercial paper rated at least A by S&P or MIS.

As a fundamental policy, the Fund will not invest in securities on which the payment of principal and interest is the obligation of any nongovernmental entity unless the company obligated to make these payments has been in continuous operation for at least three years; however, the Fund may buy securities not meeting this test if it does not then have more than 5% of its total assets in these other securities. This three-year period includes the operation of predecessor companies.

The Fund does not intend to invest more than 5% of its assets in U.S. Government Securities.

Options, Futures and Other Strategies. The Fund may use certain options and indexed securities to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts, and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value.

The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

Options. The Fund may engage in certain strategies involving options to attempt to enhance the Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the put or call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

Policies and Restrictions: As a fundamental policy, the Fund may purchase and write (sell) put and call options only on domestic debt securities and municipal bond indices, and the options on futures contracts described below, subject to certain restrictions that are set forth in the SAI.

The Fund may purchase and write (sell) options on domestic debt securities and municipal bond indices only if they are listed on a national securities exchange.

The Fund will only write puts on domestic debt securities if it would be willing to purchase the underlying security at the exercise price.

Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Policies and Restrictions: As a fundamental policy, the Fund may only buy and sell futures contracts relating to domestic debt securities, futures contracts relating to municipal bond indices, and options on futures relating to domestic debt securities.

The Fund intends to use futures contracts and options thereon only to attempt to hedge against market risks that could adversely affect the value of its portfolio.

Indexed Securities. The Fund may purchase and sell indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Mortgage-Backed Securities may include pools of mortgages, such as collateralized mortgage obligations, and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Timely payment of principal and interest on pass-through securities of the Government National Mortgage Association (but not the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Policies and Restrictions: The Fund may invest in mortgage-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies.

Stripped Securities are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates.

Policies and Restrictions: The Fund may invest in stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies.

Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts, and the investment in indexed securities, stripped securities and mortgage-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques,
(iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis and sell municipal bonds on a delayed-delivery basis. When purchasing municipal bonds on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund has sold a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Illiquid Securities. Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

Policies and Restrictions: As a fundamental policy, the Fund may not purchase the securities of any "issuer" if more than 5% of the Fund's total assets would then be invested in that "issuer." This restriction does not apply to U.S. Government Securities.

There is a question as to who is the "issuer" of municipal bonds. For example, municipal bonds may be created by a particular government but be backed only by the assets and revenues of a subdivision of that government such as an agency, instrumentality, authority or other subdivision. In such case, the Fund would consider that such subdivision is the "issuer" for the purposes of this 5% restriction. In the case of industrial development bonds, the nongovernmental user of facilities financed by them is also considered as a separate "issuer." The method of determining who is an "issuer" may be changed without shareholder vote. The Fund considers a guarantee of a municipal bond by a government or other entity to be a separate security that would be given a value and included in the 5% restriction if the value of all municipal bonds created by the government or entity and owned by the Fund should exceed 10% of the value of the Fund's total assets.

As a fundamental policy, the Fund may not purchase securities of issuers in any one industry except for municipal bonds and U.S. Government Securities if more than 25% of the value of its assets would then be invested in issuers in that industry. Despite the fact that this restriction does not apply to municipal bonds, the Fund intends to apply the restriction to nongovernmental users (other than utilities) of facilities financed by industrial development bonds.

Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Policies and Restrictions: The Fund will not borrow, pledge, mortgage or hypothecate assets in excess of one-third of the Fund's total assets. The Fund's ability to borrow for other than emergency or extraordinary purposes is a special risk consideration. As a fundamental policy, the Fund may not engage in repurchase transactions.

About Your Account

The different ways to set up (register) your account are listed below.

     Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions, or other groups

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                 Sales
          Sales  Charge
         Charge    as
           as   Approx.
         PercentPercent
           of      of
Size of Offering Amount
Purchase  Price Invested
-----------------------
Under
$100,000  4.25%  4.44%

$100,000
to less
than
$300,000  3.25    3.36

$300,000
to less
than
$500,000  2.50    2.56

$500,000
to less
than
$1,000,0001.75    1.78

$1,000,000
to less
than
$2,000,0001.00    1.01

$2,000,000
and over  0.00    0.00

The Fund's Class A NAV is the value of a single share. The Class A NAV is computed by adding, with respect to that Class, the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of Class A shares outstanding.

The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a dealer in bonds that offers a pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the net asset values of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Lower sales charges are available by combining additional purchases of Class A shares of the Fund or shares of a corresponding class of United Government Securities Fund, Inc. or United Municipal High Income Fund, Inc., with the net asset value of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Shares of a corresponding class of another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Additional information and applicable forms are available from Waddell & Reed account representatives.

Class A shares may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account  $500

For certain exchanges    $100

For certain accounts opened with Automatic Investment Service    $50

To Add to an Account

For certain exchanges    $100

For Automatic Investment Service   $25

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

  the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

  a letter showing your account number, the account registration and stating the fund whose shares you wish to purchase.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class A share) is the Fund's Class A
NAV.

To sell shares, your request must be made in writing.

Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;
  the Fund's name,
  the Fund account number;
  the dollar amount or number of shares to be redeemed; and any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

Account Type     Special Requirements
Individual or    The written instructions must
Joint Tenant     be signed by all persons
                 required to sign for
                 transactions, exactly as their
                 names appear on the account.
Sole             The written instructions must
Proprietorship   be signed by the individual
                 owner of the business.
UGMA, UTMA       The custodian must sign the
                 written instructions
                 indicating capacity as
                 custodian.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.
Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                 order to act in the particular
                 fiduciary capacity.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you hold a certificate, it must be properly endorsed and sent to the Fund. If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission. Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

  the request for redemption is made by a corporation, partnership or fiduciary;
  the request for redemption is made by someone other than the owner of record; or the check is being made payable to someone other than the owner of record.

The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

To reduce expenses, only one copy of annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

You may sell your Class A shares and buy corresponding shares of other funds in the United Group.

You may exchange any Class A shares of the Fund that you have held for at least six months and any Class A shares of the Fund acquired by reinvestment of a dividend or distribution for corresponding shares of any other fund in the United Group. You may exchange any Class A shares of the Fund that you have held for less than six months only for corresponding shares of United Government Securities Fund, Inc. of United Municipal High Income Fund, Inc.

You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

Flexible withdrawal service lets you set up monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

               Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

          Minimum        Frequency
          $25            Monthly

Funds Plus Service To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

Dividends, Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned discount and other income earned on portfolio assets less expenses, monthly.

Net capital gains ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends and capital gains distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends and capital gain distributions.

Taxes

The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

As with any investment, you should consider how your investment in the Fund will be taxed. You should be aware of the following tax implications:

Taxes on distributions. The distributions by the Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. None of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction allowed to corporations. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Exempt-interest dividends paid by the Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the alternative minimum tax ("AMT"); the Fund anticipates such portion will be not more than one-third of the dividends it will pay to its shareholders. The Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Class A shares of the Fund within thirty days before or after redeeming other Class A shares of the Fund at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

United Municipal Bond Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end management investment company organized as a corporation under Maryland law on September 29, 1976.

The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

The Fund has two classes of shares. Prior to January 20, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares, which are offered by this Prospectus. In addition, the Fund offers Class Y shares through a separate prospectus. Class Y shares are designed for institutional investors. Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of this Prospectus.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share (regardless of Class) has one vote. All shares of the Fund vote together as a single Class, except as to any matter for which a separate vote of any Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Classes, in which case only the shareholders of the affected Classes are entitled to vote, each as a separate Class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

John Holliday is primarily responsible for the day-to-day management of the Fund. Mr. Holliday has held his Fund responsibilities since May 23, 1980. He is Senior Vice President of WRIMCO, Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and serves as the distributor for TMK/United Funds, Inc.

Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $13.3 billion as of September 30, 1995. Management fees for the fiscal year ended September 30, 1995 were 0.45% of the Fund's average net assets.

Other Expenses

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, the Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or distribution had a record date during the month.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Plan, the Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed .25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. In particular, the Service Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that these expenditures may include costs and expenses incurred by Waddell & Reed, Inc. and its affiliates in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders by office personnel located at field sales offices; engaging in other activities useful in providing personal services to Class A shareholders and/or the maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares, and other third parties, for providing Class A shareholder services and/or maintaining Class A shareholder accounts.

The total expenses for the fiscal year ended September 30, 1995 for the Fund's Class A shares were 0.65% of the average net assets of the Fund's Class A shares.

The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

APPENDIX A

The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Services. A S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

United Municipal Bond Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 M Street, N. W.          (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
  Price Waterhouse LLP             Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-1579
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

United Municipal Bond Fund, Inc.
Class A Shares
PROSPECTUS
January 20, 1996

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP    (1-96)

printed on recycled paper

SUBJECT TO COMPLETION -- Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted before the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of any such state.

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated January 20, 1996. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United Municipal Bond Fund, Inc. Class Y Shares
This Fund seeks to provide income that is not subject to Federal income taxation.

This Prospectus describes one class of shares of the Fund -- Class Y Shares.

Prospectus
January 20, 1996

UNITED MUNICIPAL BOND FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

Table of Contents

AN OVERVIEW OF THE FUND.........................5

EXPENSES........................................7

FINANCIAL HIGHLIGHTS............................8

PERFORMANCE.....................................9
 Explanation of Terms ..........................9

ABOUT WADDELL & REED...........................11

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND....12
 Investment Goals and Principles ..............12
 Risk Considerations ..........................12
 Securities and Investment Practices ..........13

ABOUT YOUR ACCOUNT.............................26
 Buying Shares ................................26
 Minimum Investments ..........................28
 Adding to Your Account .......................28
 Selling Shares ...............................28
 Telephone Transactions .......................31
 Shareholder Services .........................31
   Personal Service ...........................31
   Reports ....................................31
   Exchanges ..................................31
 Dividends, Distributions and Taxes ...........31
   Distributions ..............................31
   Taxes ......................................31

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..31
 WRIMCO and Its Affiliates ....................31
 Breakdown of Expenses ........................31
   Management Fee .............................31
   Other Expenses .............................31

APPENDIX A.....................................31
 DESCRIPTION OF BOND RATINGS ..................31
 DESCRIPTION OF MUNICIPAL NOTE RATINGS ........31
 DESCRIPTION OF COMMERCIAL PAPER RATINGS ......31

An Overview of the Fund

The Fund: This Prospectus describes the Class Y shares of United Municipal Bond Fund, Inc., an open-end, diversified management investment company.

Goals and Strategies: United Municipal Bond Fund, Inc. (the "Fund") seeks to provide income not subject to Federal income taxation through a diversified portfolio of primarily tax-exempt municipal bonds. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class Y shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of the Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of the Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Who May Want to Invest: United Municipal Bond Fund, Inc. is designed for investors seeking current income that is primarily free from Federal income tax. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: The Fund invests primarily in municipal bonds which may vary widely as to their interest rates, degree of security and maturity. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases   None

Maximum sales load
on reinvested
dividends      None

Deferred
sales load     None

Redemption fees     None

Exchange fee   None

Annual Fund operating expenses (as a percentage of average net assets).3

Management fees     0.45%
12b-1 fees          None
Other expenses 0.19%
Total Fund operating expenses 0.64%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return4 and (2) redemption at the end of each time period:

1 year    $ 7
3 years   $20

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


3Expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended September 30, 1995, and the expenses attributable to the Class Y shares that are anticipated for the current year. Actual expenses may be greater or lesser than those shown.
4Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

Financial Highlights for Class Y shares are not included because the Fund did not offer Class Y shares during the fiscal year ended September 30, 1995.

Performance

Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing yield and performance rankings.
Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. The Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period. Tax equivalent yield is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula.

Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

The goal of the Fund is to provide income that is not subject to Federal income taxation. The Fund seeks to achieve this goal by investing principally in municipal bonds. There is no assurance that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. See "Dividends, Distributions and Taxes" concerning the alternative minimum tax ("AMT"). The Fund anticipates that not more than one-third of the dividends it will pay to shareholders will be subject to treatment as a preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

Sometimes WRIMCO may believe that a full or partial defensive position is desirable temporarily due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. To achieve a temporary defensive posture, WRIMCO may take any one or more of the following steps: (i) shorten the average maturity of the Fund's portfolio, (ii) hold cash or taxable obligations subject to the 10% limitation described below, and (iii) emphasize debt securities of a higher quality than those the Fund would ordinarily hold (see discussion of quality ratings below and in Appendix A to this Prospectus). A defensive posture might create a reduction in the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in market or economic conditions, the Fund may buy or sell futures contracts, as discussed below.

Risk Considerations

There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk, and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.

The Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, indexed securities, stripped securities and mortgage-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Income from taxable obligations, options and futures contracts will be subject to Federal income tax.

Securities and Investment Practices

The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies WRIMCO may employ in pursuit of the Fund's goal. A summary of risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal of the Fund and the types of securities and other assets in which it may invest are fundamental policies. Unless otherwise indicated, other policies are operating policies.

Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved. Problems in the utility industry generally affect the values of and the dividends paid on utility stocks rather than the ability to pay bond obligations.

Other municipal obligations include municipal lease obligations of municipal authorities or entities and participations in these obligations (collectively, "lease obligations"). WRIMCO determines liquidity of lease obligations in accordance with guidelines established by the Fund's Board of Directors.
Unrated municipal lease obligations are considered to be illiquid. In determining the credit quality of unrated municipal lease obligations, one of the factors, among others, to be considered will be the likelihood that the lease will not be canceled. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

Policies and Restrictions: As a fundamental policy, at least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds.

As a fundamental policy, when WRIMCO believes market conditions dictate, the Fund may have more than 25% of its assets invested in industrial development bonds the interest on which is paid by revenues from generating plants.

As a fundamental policy, the Fund may not purchase any municipal bonds that are not either (i) rated at least BBB by Standard & Poor's Ratings Services ("S&P") or Baa by Moody's Investors Service, Inc. ("MIS") (see Appendix A to this Prospectus for a description of bond ratings), or (ii) are unrated municipal bonds that, in the opinion of WRIMCO, would have the quality ratings described above if they were rated, unless thereafter at least 80% of the value of the Fund's total assets would consist of cash or municipal bonds that were of such quality at the time of purchase.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Money Market Instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Policies and Restrictions: As a fundamental policy, up to 10% of the Fund's assets may be invested in debt securities other than municipal bonds (referred to as "taxable obligations").

As a fundamental policy, the only taxable obligations that the Fund may purchase are: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (these obligations may include certificates of deposit, letters of credit and acceptances), and (iii) commercial paper rated at least A by S&P or MIS.

As a fundamental policy, the Fund will not invest in securities on which the payment of principal and interest is the obligation of any nongovernmental entity unless the company obligated to make these payments has been in continuous operation for at least three years; however, the Fund may buy securities not meeting this test if it does not then have more than 5% of its total assets in these other securities. This three-year period includes the operation of predecessor companies.

The Fund does not intend to invest more than 5% of its assets in U.S. Government Securities.

Options, Futures and Other Strategies. The Fund may use certain options and indexed securities to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts, and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value.

The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

Options. The Fund may engage in certain strategies involving options to attempt to enhance the Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the put or call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

Policies and Restrictions: As a fundamental policy, the Fund may purchase and write (sell) put and call options only on domestic debt securities and municipal bond indices, and the options on futures contracts described below, subject to certain restrictions that are set forth in the SAI.

The Fund may purchase and write (sell) options on domestic debt securities and municipal bond indices only if they are listed on a national securities exchange.

The Fund will only write puts on domestic debt securities if it would be willing to purchase the underlying security at the exercise price.

Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Policies and Restrictions: As a fundamental policy, the Fund may only buy and sell futures contracts relating to domestic debt securities, futures contracts relating to municipal bond indices, and options on futures relating to domestic debt securities.

The Fund intends to use futures contracts and options thereon only to attempt to hedge against market risks that could adversely affect the value of its portfolio.

Indexed Securities. The Fund may purchase and sell indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Mortgage-Backed Securities may include pools of mortgages, such as collateralized mortgage obligations, and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Timely payment of principal and interest on pass-through securities of the Government National Mortgage Association (but not the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Policies and Restrictions: The Fund may invest in mortgage-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies.

Stripped Securities are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates.

Policies and Restrictions: The Fund may invest in stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies.

Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts, and the investment in indexed securities, stripped securities and mortgage-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques,
(iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis and sell municipal bonds on a delayed-delivery basis. When purchasing municipal bonds on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund has sold a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Illiquid Securities. Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

Policies and Restrictions: As a fundamental policy, the Fund may not purchase the securities of any "issuer" if more than 5% of the Fund's total assets would then be invested in that "issuer." This restriction does not apply to U.S. Government Securities.

There is a question as to who is the "issuer" of municipal bonds. For example, municipal bonds may be created by a particular government but be backed only by the assets and revenues of a subdivision of that government such as an agency, instrumentality, authority or other subdivision. In such case, the Fund would consider that such subdivision is the "issuer" for the purposes of this 5% restriction. In the case of industrial development bonds, the nongovernmental user of facilities financed by them is also considered as a separate "issuer." The method of determining who is an "issuer" may be changed without shareholder vote. The Fund considers a guarantee of a municipal bond by a government or other entity to be a separate security that would be given a value and included in the 5% restriction if the value of all municipal bonds created by the government or entity and owned by the Fund should exceed 10% of the value of the Fund's total assets.

As a fundamental policy, the Fund may not purchase securities of issuers in any one industry except for municipal bonds and U.S. Government Securities if more than 25% of the value of its assets would then be invested in issuers in that industry. Despite the fact that this restriction does not apply to municipal bonds, the Fund intends to apply the restriction to nongovernmental users (other than utilities) of facilities financed by industrial development bonds.

Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Policies and Restrictions: The Fund will not borrow, pledge, mortgage or hypothecate assets in excess of one-third of the Fund's total assets. The Fund's ability to borrow for other than emergency or extraordinary purposes is a special risk consideration. As a fundamental policy, the Fund may not engage in repurchase transactions.

About Your Account

Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

  banks, trust institutions and investment fund administrators investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

  government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

  certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

To purchase by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

The Fund's Class Y NAV is the value of a single share. The Class Y NAV is computed by adding, with respect to that Class, the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a dealer in bonds that offers a pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the net asset values of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
  The Fund does not issue certificates representing Class Y shares of the Fund.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount

Adding to Your Account

You can make additional investments of any amount at any time.

To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter showing your account number, the account registration and stating the fund whose shares you wish to purchase to:

Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class Y share) is the Fund's Class Y
NAV.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration,
  the Fund's name,
  the Fund account number,
  the dollar amount or number of shares to be redeemed, and any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

Account Type     Special Requirements
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

  the request for redemption is made by a corporation, partnership or fiduciary, the request for redemption is made by someone other than the owner of record, or the check is being made payable to someone other than the owner of record.

The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

You may sell your Class Y shares and buy Class Y shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Dividends, Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned discount and other income earned on portfolio assets less expenses, monthly.
Net capital gains ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends and capital gains distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

As with any investment, you should consider how your investment in the Fund will be taxed. You should be aware of the following tax implications:

Taxes on distributions. The distributions by the Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. None of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction allowed to corporations. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Exempt-interest dividends paid by the Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the alternative minimum tax ("AMT"); the Fund anticipates such portion will be not more than one-third of the dividends it will pay to its shareholders. The Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Class A shares of the Fund within thirty days before or after redeeming other Class A shares of the Fund at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

United Municipal Bond Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end management investment company organized as a corporation under Maryland law on September 29, 1976.

The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

The Fund has two classes of shares. In addition to the Class Y shares offered by this Prospectus, the Fund has issued and outstanding Class A shares which are offered by Waddell & Reed, Inc. through a separate Prospectus. Prior to January 20, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of the Prospectus.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share (regardless of Class) has one vote. All shares of the Fund vote together as a single Class, except as to any matter for which a separate vote of any Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Classes, in which case only the shareholders of the affected Classes are entitled to vote, each as a separate Class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. since each commenced operations in February 1993 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

John Holliday is primarily responsible for the day-to-day management of the Fund. Mr. Holliday has held his Fund responsibilities since May 23, 1980. He is Senior Vice President of WRIMCO, Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and serves as the distributor for TMK/United Funds, Inc.

Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $13.3 billion as of September 30, 1995. Management fees for the fiscal year ended September 30, 1995 were 0.45% of the Fund's average net assets, which during that period consisted only of the Fund's Class A shares.

Other Expenses

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, the Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the Class for the preceding month.

The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's Ratings Services. A S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     A brief description of the applicable S&P rating symbols and their meanings follow:

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

     A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest.  Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.

     Moody's Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

United Municipal Bond Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 M Street, N. W.          (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
  Price Waterhouse LLP             Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-1579
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

United Municipal Bond Fund, Inc.
Class Y Shares
PROSPECTUS
January 20, 1996

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP    -Y(1-96)

printed on recycled paper

                        UNITED MUNICIPAL BOND FUND, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                               January 20, 1996



                      STATEMENT OF ADDITIONAL INFORMATION


        This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Municipal Bond Fund, Inc. (the "Fund"), dated January 20, 1996, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                               TABLE OF CONTENTS



     Performance Information ............................  2

        Goals and Investment Policies     ...............  4

     Investment Management and Other Services ........... 22

     Purchase, Redemption and Pricing of Shares ......... 26

     Directors and Officers ............................. 37

     Payments to Shareholders ........................... 41

     Taxes .............................................. 42

     Portfolio Transactions and Brokerage ............... 45

     Other Information .................................. 47

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund, may from time to time publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

        An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 4.25% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

        Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of September 30, 1995, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With    Without
                                             Sales LoadSales Load
                                              Deducted  Deducted

   One-year period from October 1, 1994 to
  September 30, 1995:                            6.77%    11.51%

Five-year period from October 1, 1990 to
  September 30, 1995:                            8.63%     9.58%

Ten-year period from October 1, 1985 to
  September 30, 1995:                            9.84%    10.32%

     Prior to January 20, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

        A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                               6
     Yield = 2 ((((a - b)/cd)+1)  -1)

   Where with respect to a particular class of the Fund:
       a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the class on the last day of the period.

     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 1995, the date of the most recent balance sheet included in this SAI, is ________%.

     The Fund may also advertise or include in sales material its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt.

        The tax equivalent yield computed according to the formula for the 30-day period ended on September 30, 1995, the date of the most recent balance sheet included in this SAI, is _____%, _____%, _____%, _____% and _____% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.

     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings

        Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                         GOALS AND INVESTMENT POLICIES

     The goals and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

Specific Securities and Investment Practices

Municipal Bonds

        Municipal Bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of municipal bonds issued by state and local government authorities and agencies are "industrial development bonds." The Fund may purchase industrial development bonds only if the interest on them is free from Federal income taxation, although such interest is an item of tax preference for purposes of the alternative minimum tax. In general, industrial development bonds are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. The Fund may invest an unlimited percentage of its assets in municipal bonds that are industrial development bonds. As of September 30, 1995, ______% of the Fund's net assets were invested in industrial development bonds.

     Municipal leases and participation interests therein are another type of municipal bond. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Fund has not held and does not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

     WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (i.e., that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     Now or in the future, Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("MIS") may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS now rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. Municipal bonds purchased by the Fund comply with the 80% requirement discussed in the Prospectus if they are within the top four rating designations of S&P or MIS for the type of municipal bond in question. The Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which the Fund may buy.

Investment In Electrical Utility Related Municipal Bonds

     From time to time the Fund may have varying but substantial portions of its assets invested in municipal bonds of Public Power Agencies and in Pollution Control Revenue Bonds which are industrial development bonds. The interest on both types of bonds is paid by revenues from generating plants. As of September 30, 1995, _____% of the Fund's assets were so invested. The Fund may invest any portion of its assets in these bonds, and it is expected that there may be times, depending on economic conditions in the industry or the relative attractiveness of other municipal bonds, when more than 25% of its assets will be so invested.

     Certain problems facing the generating industry in general may or may not affect their ability to meet their obligations on bonds of this type. These problems include the effects of: inflation on financing large construction programs; environmental considerations on costs, delays and operations; limitations of available capital on the ability to issue additional debt; shortages and high prices of fuel on operations and profits; and energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

When-Issued and Delayed-Delivery Transactions

     The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The purchase or sale price are fixed on the transaction date. The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. The municipal bonds so sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

Limited Investment in Other Debt Securities

     All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in certain options and futures contracts (see discussion below). The Fund may invest in taxable obligations only if, after any such investment, not more than 10% of its assets would consist of taxable obligations. The only taxable obligations that the Fund may purchase are (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"); (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (these obligations may include certificates of deposit, letters of credit and acceptances); and (iii) commercial paper. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by S&P or MIS. See Appendix A to the Prospectus for a description of these ratings.

Defensive Strategies and Temporary Investments

     To shorten the average maturity of the Fund's portfolio, it may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase.

     Another reason for buying either these short-term municipal bonds or taxable obligations (up to the 10% limitation on taxable obligations described in the Prospectus) during normal market conditions is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

     Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

U.S. Government Securities

     U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association ("Fannie Mae"), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government Securities may include mortgage-backed securities of Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include "pass-through" securities and "participation certificates." Another type of mortgage-backed security is a collateralized mortgage obligation ("CMO"). See "Mortgage-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Zero Coupon Bonds

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificate of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Mortgage-Backed Securities

     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Pass-through securities and participation certificates represent pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer," such as a mortgage banker, commercial bank or savings and loan association, which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are passed through to the holders of the interest in the pool. Monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders, or other financial institutions, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Indexed Securities

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Options, Futures and Other Strategies

     General. As discussed in the Prospectus, WRIMCO may use certain options to attempt to enhance income or yield or may attempt to reduce overall risk of its investments by using certain options and futures contracts (sometimes referred to as "futures"). Options and futures are sometimes referred to collectively as "Financial Instruments." The Fund's ability to use a particular Financial Instrument may be limited by its investment limitations or operating policies. See "Investment Restrictions."

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with options, futures contracts, options on futures contracts and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, options on futures contracts or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options on Securities. The Fund may write (sell) and purchase options on securities, but only if the investments to which the options relate are domestic debt securities, including, without limitation, U.S. Government Securities. The above limitation is a fundamental policy, which cannot be changed without a shareholder vote. The Fund has no fundamental policies as to percentage limitations on its purchase and sale of options on securities.

     The Fund may write and purchase options on domestic debt securities to attempt to enhance income or to reduce the overall risk of its investments. The Fund may only write and purchase options on domestic debt securities if they are listed on a national securities exchange.

     The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. The Fund will write calls on securities when WRIMCO believes that the amount of the premium represents adequate compensation for the loss of the opportunity.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The Fund will write a put option on a security only when it has determined that it would be willing to purchase the underlying security at the exercise price.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     Risks of Options on Securities. The Fund is only authorized to write and purchase options on securities that are listed on a national securities exchange. Exchange-listed options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Municipal Bond Indices. The Fund may write and purchase options on indices, but only if the indices are municipal bond indices. The above limitation is a fundamental policy, which cannot be changed without a shareholder vote. The Fund has no fundamental policies as to percentage limitations on its purchase and sale of options on municipal bond indices.

     The Fund may write and purchase options on municipal bond indices to attempt to enhance the Fund's income or to reduce the overall risk of its investments. The Fund may only write and purchase options on municipal bond indices if they are listed on a national securities exchange.

        Puts and calls on municipal bond indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on a municipal bond index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the municipal bond index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on a municipal bond index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on a municipal bond index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the municipal bond index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on a municipal bond index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the municipal bond index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Municipal Bond Indices. The risks of investment in options on municipal bond indices may be greater than options on securities. Because municipal bond index options are settled in cash, when the Fund writes a call on a municipal bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of municipal bonds similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same municipal bonds as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a municipal bond portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest.
The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds municipal bonds that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those municipal bonds against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its municipal bond portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding municipal bond positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

        Futures Contracts and Options Thereon. The Fund may buy and sell interest rate futures contracts, but only futures relating to domestic debt securities ("Debt Futures") and futures contracts relating to municipal bond indices ("Municipal Bond Index Futures"). The Fund may also buy and sell options on Debt Futures. The limitation on buying and selling futures contracts to Debt Futures and Municipal Bond Index Futures, and the limitation on buying and selling options on futures contracts to options on Debt Futures, are fundamental policies, which cannot be changed without a shareholder vote. The Fund has no fundamental policies as to percentage limitations on futures contracts and options on futures contracts; see below, however, as to limitations relating to the CFTC.

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. The Fund will purchase futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that WRIMCO anticipates that it may wish to include in the portfolio of the Fund.

     Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing the liquidation of unfavorable positions.

        If the Fund were unable to liquidate a futures contract or option thereon due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

     As an operating policy, to the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. The extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or municipal bond market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or bond market movements or the time span within which the movements take place.

     Municipal Bond Index Futures. The risk of imperfect correlation between movements in the price of Municipal Bond Index Futures and movements in the price of the municipal bonds that are the subject of the hedge increases as the composition of the Fund's municipal bond portfolio diverges from the municipal bonds included in the applicable index. The price of the Municipal Bond Index Future may move more than or less than the price of the securities being hedged. If the price of the Municipal Bond Index Future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Municipal Bond Index Futures, the Fund may buy or sell Municipal Bond Index Futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the municipal bonds included in the index. It is also possible that, where the Fund has sold Municipal Bond Index Futures to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of municipal bonds will tend to move in the same direction as the municipal bond indices on which the futures contracts are based.

     Where Municipal Bond Index Futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Limitations on the Use of Options on Securities, Municipal Bond Indices and Futures Contracts. The Fund's use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without a shareholder vote:

        (1) options may be purchased or written only when WRIMCO believes that there exists a liquid secondary market in such options;

     (2) the Fund may not write call options having aggregate exercise prices greater than 25% of its net assets; and

     (3) the Fund may purchase a put or a call option (including straddles or spreads) only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

        Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.
Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Investment Restrictions

     Certain of the Fund's investment restrictions and policies are described in the Prospectus. The following are fundamental policies and, together with certain restrictions described in the Prospectus, cannot be changed without shareholder approval. Under these additional restrictions, the Fund:

     (i) May not make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus. Thus, the Fund may not purchase any voting securities, any commodities or commodity contracts (except that it may buy and sell the options, futures contracts and other financial instruments described in the Prospectus whether or not any of them is considered to be a commodity or a commodity contract), any real estate or interests in real estate investment trusts or any investment company securities. Also, the Fund may not engage in repurchase transactions;

    (ii) May not invest in securities on which the payment of principal and interest is the obligation of any nongovernmental entity (i.e., a company) unless the company obligated to make these payments has been in continuous operation for at least three years. This three-year period includes the operation of predecessor companies. However, the Fund may buy securities not meeting this test if it does not then have more than 5% of its total assets in these other securities;

   (iii) May not lend money or other assets; it may, of course, purchase all or a portion of an issue of the municipal bonds or taxable obligations in which it invests;

    (iv) May not invest for the purpose of exercising control or management of other companies;

     (v) May not buy or continue to hold securities if any one of the Fund's Directors or officers or certain others own more than .5 of 1% of the securities of an issuer and if the persons who own that much or more own 5% of that issuer's securities;

    (vi) May not sell short, buy on margin, engage in arbitrage transactions or participate on a joint, or a joint and several, basis in any trading account in securities; however, it may make margin deposits in connection with the options, futures contracts and other financial instruments described in the Prospectus; also, the Fund may enter into escrow and collateral arrangements in connection with its use of options and futures contracts;

   (vii) May not engage in the underwriting of securities, that is, the selling of securities for others. Also, it may not invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons or because a promise has been given establishing conditions for their sale;

   (viii) May not purchase the securities of any "issuer" if more than 5% of the Fund's total assets, taken at market, would then be invested in that "issuer."

    (ix) May not purchase securities of issuers in any one industry except for municipal bonds and U.S. Government Securities if more than 25% of the value of its assets would then be invested in issuers in that industry.

Additional Restrictions

     The Fund has undertaken to the State of Ohio that it will not borrow, pledge, mortgage or hypothecate assets in excess of one-third of total Fund assets. The Fund's ability to borrow for other than emergency or extraordinary purposes is a special risk consideration.

Portfolio Turnover

        A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as with a particular year and may be affected by cash requirements for the redemption of its shares. For fiscal years 1995 and 1994 the portfolio turnover rates were 70.67% and 62.61%, respectively.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

        The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly-owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

        WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March, 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and serves as distributor for TMK/United Funds,
Inc.

Shareholder Services

        Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

        Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

        Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

     The management fees paid to WRIMCO during the Fund's fiscal years ended September 30, 1995, 1994 and 1993 were $4,207,453, $4,531,669 and $4,349,383, respectively.

     For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.0208 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     The fees paid to the Agent for the fiscal years ended September 30, 1995, 1994 and 1993 were $85,000, $92,500 and $88,750, respectively.

     The State of California imposes limits on the amount of certain expenses the Fund can pay and requires WRIMCO to reduce its fee if these expense amounts are exceeded. WRIMCO must reduce the amount of such expenses to the extent they exceed these expense limits. Not all of the Fund's expenses are included in the limit. The excluded expenses include interest, taxes, brokerage commissions and extraordinary expenses such as litigation that usually do not arise in the normal operations of a mutual fund. The Fund's other expenses, including its management fee, are included.

     WRIMCO must, under California law, reduce the cost of any included expenses which are over 2.5% of the Fund's first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1.5% of any remaining average net assets during a fiscal year. The Fund will notify shareholders of any change in the limitation.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed. Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 1995, 1994 and 1993 were $1,075,152, $2,263,180 and $3,662,610, respectively. The amounts retained by Waddell & Reed, Inc. for each fiscal year were $462,638, $983,744 and $1,591,029, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed. Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

        Under a Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed .25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts.

     The Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers, who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees in the amount of $924,451 were paid (or accrued) by the Fund with respect to Class A shares for the fiscal year ended September 30, 1995.

     The Plan and the Service Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

        The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Price Waterhouse LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

        The net asset value of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of September 30, 1995 was as follows:

     Net asset value per Class A share (Class A net assets
        divided by Class A shares outstanding) .............$7.25
     Add:  selling commission (4.25% of offering
       price)  .............................................  .32
                                                            -----
     Maximum offering price per Class A share (Class A net
       asset value per Class A share divided by 95.75%)  ...$7.57
                                                            =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

        The net asset value and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the "NYSE") is open for trading as of the later of the close of the regular session of the NYSE (ordinarily 4:00 p.m. Eastern time) or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

     The Board of Directors has decided to use the prices quoted by a dealer in bonds that offers a pricing service to value municipal bonds. The Board of Directors believes that such a service does quote their fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

     Short-term debt securities are valued at amortized cost, which approximates market. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 P.M. Eastern time and the close of the regular session for commodities exchanges is 4:15 P.M. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

Minimum Initial and Subsequent Investments

        For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc. or their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges

   Account Grouping (Applicable to Class A Shares Only)

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account ("IRA") or other retirement plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in other funds in the United Group.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her IRA, tax sheltered annuity account or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

     Account grouping as described above is available under the following circumstances.

One-time Purchases

     A one-time purchase in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:     H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

        If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

        The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $300,000. H has an UGMA for his child and the Class A shares held in the account have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $50,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $75,000; H needs to invest $175,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $300,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

        A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement will be deducted in computing the aggregate purchases under the Statement.

Other Funds in the United Group

        Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each
Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United Asset Strategy Fund, Inc. and United High Income Fund II, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

   Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Redemptions

        The Prospectus gives information as to redemption procedures.
Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive regular monthly, quarterly, semiannual or annual payments by redeeming Class A shares on a regular basis through the Flexible Withdrawal Service (the "Service"). The Service is available not only for Class A shares of the Fund, but also for corresponding shares of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of Class A shares while a withdrawal program is in effect as this would result in duplication of sales charges.

     To qualify for the Service, you must have invested at least $10,000 in Class A or corresponding shares which you still own of any of the funds in the United Group; or, you must own Class A or corresponding shares having a value of at least $10,000. The value for this purpose is not the net asset value but the value at the offering price, i.e., the net asset value plus the sales charge.

     To start the Service, you must fill out a form (available from Waddell & Reed, Inc.), advising Waddell & Reed, Inc. how you want your shares redeemed to make the payments. You have three choices:

     First. To get a monthly, quarterly, semiannual or annual payment of $50 or more;

     Second. To get a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; you fix the percentage; or

     Third. To get a monthly or quarterly payment, which will change each month or quarter, by redeeming a fixed number of shares (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

        If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are reinvested in additional Class A shares. All payments are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. For example, if you started out with a $50 monthly payment, you could change to a $200 quarterly payment. You can at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

        Class A Share Exchanges. You may decide you would rather own shares of one or more of the other funds in the United Group rather than Fund shares. An exchange of Fund shares may be made only if you have held the shares for at least six months unless the exchange is for shares of United Government Securities Fund, Inc. or United Municipal High Income Fund, Inc. or unless the Fund shares were acquired by reinvestment of a dividend or distribution, in which cases there is no holding period. You may exchange for shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.

     Fund shares may be received in exchange for shares of any of the other funds in the United Group, except for shares of United Cash Management, Inc. acquired by direct purchase or received in payment of dividends on those shares.

        Subject to the above rules regarding sales charges, you may have a specific dollar amount of corresponding shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A or corresponding shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

     Class Y Share Exchanges. Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group.

     General Exchange Information. When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after the fund receives your exchange request in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Reinvestment Privilege

        The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

        The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wright is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc., TMK/United Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama 35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma; prior to his current service as Director of the funds in the United Group, TMK/United Funds, Inc., Waddell & Reed Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc., he served in such capacity for the funds in the United Group and TMK/United Funds, Inc.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies; President, Buchanan Ranch Corp.; formerly, Senior Vice President and Director of Marketing Services, The Meyer Group of Management Consultants; formerly, Chairman, Department of Marketing, Transportation and Tourism, University of Colorado; formerly, Professor of Marketing, College of Business, University of Colorado.

JAY B. DILLINGHAM
926 Livestock Exchange Building
Kansas City, Missouri  64102
     Formerly, President and Director of Kansas City Stock Yards Company; formerly, Partner in Dillingham Farms, a farming operation.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex.

JOHN F. HAYES*
335 N. Washington
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; formerly, President of Gilliland & Hayes, P.A., a law firm.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

JAMES B. JUDD
No. 1 Ward Parkway
Suite 138
Kansas City, Missouri 64112
     Retired; formerly, partner, KPMG Peat Marwick. A petition relating to Mr. Judd's property was filed under the Federal bankruptcy laws and is now final.

WILLIAM T. MORGAN*
1799 Westridge Road
Los Angeles, California 90049
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

DOYLE PATTERSON
1030 West 56th Street
Kansas City, Missouri  64113
     Associated with Republic Real Estate, engaged in real estate management and investment; formerly, Director of The Vendo Company, a manufacturer and distributor of vending machines.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri 64113
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City; formerly, Vice Chancellor for Academic Affairs, University of Missouri-Kansas City.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.

LESLIE S. WRIGHT
2302 Brookshire Place
Birmingham, Alabama  35213
     Chancellor of Samford University; formerly, Director of City Federal Savings and Loan Association; formerly, President of Samford University.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

John M. Holliday
     Vice President of the Fund and eight other funds in the Fund Complex; Senior Vice President of WRIMCO and Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc..

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

        As of the date of this SAI, five of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his past services whether or not services are rendered in his capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Currently, no person serves as Director Emeritus.

     The funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $40,000 per year, plus $1,000 for each meeting of the Board of Directors attended (prior to January 1, 1995, the fee was $500 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended September 30, 1995, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                         Pension
                                      or Retirement      Total
                         Aggregate       Benefits     Compensation
                        Compensation    Accrued As     From Fund
                            From       Part of Fund     and Fund
Director                    Fund         Expenses       Complex
--------                ------------  --------------  ------------
Ronald K. Richey          $    0             $0        $     0
Keith A Tucker                 0              0              0
Henry L. Bellmon
Dodds I. Buchanan
Jay B. Dillingham
Linda Graves
John F. Hayes
Glendon E. Johnson
James B. Judd
William T. Morgan
Doyle Patterson
Eleanor B. Schwartz
Frederick Vogel III
Paul S. Wise
Leslie S. Wright

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

        As of December 31, 1995, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

                            PAYMENTS TO SHAREHOLDERS

General

        There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is the Fund's net investment income, which is derived from the interest and earned discount on the securities it holds less expenses (which will vary by class). The second source is realized capital gains, which are derived from the proceeds received from the sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. Payments made to shareholders from net investment income and net short-term capital gains are called dividends. Payments, if any, from long-term capital gains are called distributions.

     The Fund pays distributions only if it has net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether or not securities are sold and at what price. If the Fund has net capital gains, it will ordinarily pay distributions once each year, in the latter part of the fourth calendar quarter. Even if the Fund has capital gains for a year, the Fund does not pay out the gains if it has applicable prior year losses to offset the gains.

Choices You Have on Your Dividends and Distributions

        On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) plus its net interest income excludable from gross income under section 103(a) of the Code, and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or any of the following, that were held for less than three months (i) options, futures contracts or forward contracts or (ii) foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or in option and futures contracts with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

        Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from your gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to you. There also may be collateral federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by you on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the purchaser will pay tax thereon, even though he is receiving some portion of the purchase price back.

        The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to make sufficient distributions each year to avoid imposition of the Excise Tax. The Fund may defer into the next calendar year net capital losses incurred between each November 1 and the end of the current calendar year.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

        Any income the Fund earns from writing options is taxed as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have short-term capital gains or losses based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund expires without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale. The Fund will not write so many options that it could fail to continue to qualify as a RIC.

     Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes.

     Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

        The Fund may acquire zero coupon or other securities issued with original issue discount. As the holder of those securities, the Fund must account for the original issue discount that accrues on the securities during the taxable year (and include in its income any such discount that accrues on taxable securities), even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net income excludable from gross income under section 103(a), including any original issue discount, in order to satisfy the distribution requirement described above and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing do. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most of the accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

        The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider the willingness of particular brokers and dealers to sell shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in its selection. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     In placing transactions for the Fund's portfolio, WRIMCO may consider sales of shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in the selection of brokers to execute portfolio transactions. WRIMCO intends to allocate brokerage on the basis of this factor only if the sale is $2 million or more and there is no sales charge. This results in the consideration only of sales which by their nature would not ordinarily be made by Waddell & Reed, Inc.'s direct sales force and is done in order to prevent the direct sales force from being disadvantaged by the fact that it cannot participate in Fund brokerage.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                               OTHER INFORMATION

The Shares of the Fund

        The Fund offers two classes of shares: Class A and Class Y. Prior to January 20, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each class may bear differing amounts of certain Class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ALASKA - 0.30%
 Alaska Housing Finance Corporation:
   General Housing Purpose Bonds, 1994
   Series A (Refunding/Non-AMT),
   5.0%, 12-1-2008 .......................   $ 1,640   $  1,517,000
   Collateralized Home Mortgage Bonds,
   1990 Subseries A-3,
   5.7%, 12-1-2011 .......................     1,455      1,429,537
   Total .................................                2,946,537

ARIZONA - 1.19%
 The Industrial Development Authority
   of the County of Greenlee, Arizona,
   Pollution Control Revenue Refunding
   Bonds (Phelps Dodge Corporation
   Project),
   5.45%, 6-1-2009 .......................     4,000      3,900,000
 The Industrial Development Authority
   of the City of Tucson, Arizona,
   Multifamily Housing Revenue Bonds,
   Series 1985 (HSL La Cholla Project),
   Adjustable Rate Bond,
   4.0%, 12-1-2014........................     3,185      3,185,000
 Kyrene Elementary School District No. 28
   of Maricopa County, Arizona, School
   Improvement Bonds, Project of 1993,
   Series B (1995),
   6.0%, 7-1-2014 ........................     2,500      2,546,875
 The Industrial Development Authority of the
   County of Apache (Arizona), Pollution
   Control Revenue Bonds, 1981 Series B
   (Tucson Electric Power Company Project),
   3.95%, 10-1-2021 ......................     2,000      2,000,000
   Total .................................               11,631,875


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
ARKANSAS - 0.19%
 Arkansas Development Finance Authority,
   Single Family Mortgage Revenue Bonds
   (Access Program), 1995 Series F,
   7.45%, 1-1-2027 .......................   $ 1,710   $  1,851,075

CALIFORNIA - 16.50%
 City of Pomona, California, Single
   Family Mortgage Revenue Refunding
   Bonds (GNMA and FNMA Mortgage-Backed
   Securities), Series 1990A,
   7.6%, 5-1-2023 ........................    23,000     28,117,500
 Southern California Public Power Authority:
   Transmission Project Revenue Bonds, 1992
   Subordinate Refunding Series (Southern
   Transmission Project), Select Auction
   Variable Rate Securities (SAVRS),
   6.0%, 7-1-2012 ........................    10,000     10,125,000
   Palo Verde Project, Power Project
   Revenue Bonds, 1993 Subordinate Refunding
   Series Inverse Floaters,
   5.35%, 7-1-2012 .......................    10,000      9,562,500
   Multiple Project Revenue Bonds, 1989 Series,
   6.75%, 7-1-2012 .......................     3,455      3,757,313
   Mead-Adelanto Project Revenue Bonds,
   1994 Series A,
   5.15%, 7-1-2015 .......................     2,800      2,544,500
 County of Riverside, Single Family Mortgage
   Revenue Bonds (GNMA Mortgage-Backed
   Securities Program):
   1988 Series A,
   8.3%, 11-1-2012 .......................    10,000     12,800,000
   1989 Series A,
   7.8%, 5-1-2021 ........................     5,000      6,018,750
 County of Sacramento, California, Single
   Family Mortgage Revenue Bonds (GNMA
   Mortgage-Backed Securities Program),
   Issue A of 1988,
   8.125%, 7-1-2016 ......................    12,810     15,644,213
 Transmission Agency of Northern California,
   California-Oregon Transmission Project
   Revenue Bonds, 1990 Series A,
   7.0%, 5-1-2013 ........................    12,000     13,665,000
 Imperial Irrigation District,
   1993 Refunding Certificates of
   Participation (1990 Electric
   System Project),
   5.2%, 11-1-2009 .......................    10,000      9,450,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
 Community Facilities District No. 90-2
   (Green Valley) of the City of Perris,
   1991 Special Tax Bonds,
   8.75%, 10-1-2021 ......................   $ 5,650   $  7,726,375
 Sacramento Municipal Utility District,
   Electric Revenue Refunding Bonds:
   1993 Series D,
   5.25%, 11-15-2012 .....................     4,500      4,235,625
   1993 Series G,
   6.5%, 9-1-2013 ........................     2,500      2,696,875
 California Statewide Communities Development
   Authority, Hospital Revenue Certificates
   of Participation, Cedars-Sinai Medical Center,
   Series 1992,
   6.5%, 8-1-2012 ........................     5,200      5,486,000
 Foothill/Eastern Transportation Corridor
   Agency, Toll Road Revenue Bonds, Series
   1995A (Fixed Rate) Current Interest Bonds,
   6.0%, 1-1-2016 ........................     5,600      5,397,000
 State of California, Department of Water
   Resources, Central Valley Project Water
   System Revenue Bonds, Series M,
   5.0%, 12-1-2013 .......................     5,610      5,034,975
 California Health Facilities Financing
   Authority, Hospital Revenue Bonds (Downey
   Community Hospital), Series 1993,
   5.75%, 5-15-2015 ......................     4,250      3,936,562
 Community Redevelopment Agency of the City
   of Palmdale, Restructured Single Family
   Mortgage Revenue Bonds, Series 1986A,
   8.0%, 3-1-2016 ........................     3,000      3,742,500
 Orange County Water District, Revenue
   Certificates of Participation,
   Series 1993A (Insured),
   5.5%, 8-15-2014 .......................     3,430      3,168,463
 Certificates of Participation (1995
   Master Lease Program), Chino Unified
   School District,
   5.9%, 9-1-2015 ........................     3,000      2,970,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
 California Rural Home Mortgage Finance
   Authority, Single Family Mortgage
   Revenue Bonds (Mortgage-Backed Securities
   Program), 1995 Series B,
   7.75%, 9-1-2027 .......................   $ 1,770   $  1,977,975
 City and County of San Francisco,
   California, Sewer Revenue Refunding
   Bonds, Series 1992,
   5.5%, 10-1-2015 .......................     2,000      1,897,500
 Sacramento County Sanitation Districts
   Financing Authority, 1993 Revenue Bonds,
   5.125%, 12-1-2013 .....................     1,000        915,000
   Total .................................              160,869,626

COLORADO - 7.66%
 City and County of Denver, Colorado,
   Airport System Revenue Bonds:
   Series 1991D:
   7.75%, 11-15-2013 .....................    11,705     13,416,856
   0.0%, 11-15-2003 ......................     5,000      3,156,250
   0.0%, 11-15-2005 ......................     4,610      2,558,550
   Series 1991A:
   8.75%, 11-15-2023 .....................     8,000      9,230,000
   0.0%, 11-15-2003 ......................     7,855      4,958,469
   Series 1992C:
   6.75%, 11-15-2013 .....................     8,765      8,808,825
   6.125%, 11-15-2025 ....................     4,500      4,179,375
   Series 1990A,
   0.0%, 11-15-2003 ......................     3,370      2,127,312
 Colorado Housing and Finance Authority,
   Single Family Program Senior Bonds:
   1995 Series A,
   8.0%, 6-1-2025 ........................     4,575      5,083,969
   1995 Series C,
   7.65%, 12-1-2025 ......................     2,670      2,916,975
   1995 Series B,
   7.9%, 12-1-2025 .......................     1,250      1,378,125


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
COLORADO (Continued)
 Colorado Student Obligation Bond Authority,
   Student Loan Asset-Backed Bonds, Senior
   Subordinate, 1995 Series II-B,
   6.2%, 12-1-2008 .......................   $ 7,000   $  7,052,500
 Colorado Health Facilities Authority,
   Revenue Bonds, Series 1994 (Sisters of
   Charity Health Care Systems, Inc.),
   5.25%, 5-15-2014 ......................     4,500      4,213,125
 Smith Creek Metropolitan District, Eagle
   County, Colorado, Variable Rate Revenue
   Bonds, Series 1995,
   4.7%, 10-1-2035 .......................     3,500      3,500,000
 City of Englewood, Colorado, Floating Rate
   Demand Industrial Development Revenue
   Bonds, Series 1995 (Swedish Mob I,
   Ltd. Project),
   4.1%, 12-1-2010 .......................     2,100      2,100,000
   Total .................................               74,680,331

CONNECTICUT - 1.78%
 Bristol Resource Recovery Facility,
   Operating Committee, Solid Waste Revenue
   Refunding Bonds (Ogden Martin Systems of
   Bristol, Inc. Project--1995 Series),
   6.5%, 7-1-2014 ........................     7,000      7,288,750
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-2014 ........................     6,750      6,193,125
 Connecticut Housing Finance Authority,
   Housing Mortgage Finance Program Bonds,
   1992 Series A, 1992 Subseries A-1,
   5.85%, 11-15-2016 .....................     4,000      3,910,000
   Total .................................               17,391,875

FLORIDA - 0.71%
 Lake County, Florida, Resource Recovery
   Industrial Development Refunding Revenue
   Bonds (NRG/Recovery Group Project),
   Series 1993A,
   5.85%, 10-1-2009 ......................     5,825      5,497,344
 Orlando Utilities Commission, Water and
   Electric Subordinated Revenue Refunding
   Bonds, Series 1994A,
   5.0%, 10-1-2012 .......................     1,500      1,383,750
   Total .................................                6,881,094


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
GEORGIA - 3.52%
 Municipal Electric Authority of Georgia:
   Project One Special Obligation Bonds,
   Fifth Crossover Series,
   6.4%, 1-1-2013 ........................   $15,500   $ 16,604,375
   General Power Revenue Bonds,
   1992B Series:
   8.25%, 1-1-2011 .......................     8,700     11,027,250
   6.2%, 1-1-2010 ........................     3,495      3,713,437
 Hospital Authority of Albany-Dougherty
   County, Georgia, Revenue Bonds (Phoebe
   Putney Memorial Hospital), Series 1993,
   5.7%, 9-1-2013 ........................     2,000      1,982,500
 Development Authority of the City of
   Marietta, First Mortgage Revenue Bonds
   (Life College, Inc.), Series 1995A,
   5.75%, 9-1-2014 .......................     1,000        977,500
   Total .................................               34,305,062

GUAM - 0.10%
 Guam Power Authority Revenue Bonds,
   1994 Series A,
   6.625%, 10-1-2014 .....................     1,000      1,025,000

HAWAII - 2.28%
 State of Hawaii, Airports System Revenue
   Bonds, Second Series of 1991,
   6.9%, 7-1-2012 ........................    20,195     22,189,256

IDAHO - 0.67%
 Idaho Health Facilities Authority, Hospital
   Revenue Refunding Bonds, Series 1992
   (IHC Hospitals, Inc.), Indexed Inverse
   Floating/Fixed Term Bonds,
   6.65%, 2-15-2021 (A) ..................     6,000      6,547,500

ILLINOIS - 2.58%
 City of Chicago, Chicago-O'Hare
   International Airport:
   Special Facility Revenue
   Bonds, American Airlines,
   Inc. Project:
   7.875%, 11-1-2025 .....................     3,250      3,526,250
   8.2%, 12-1-2024 .......................     3,000      3,502,500
   General Airport Revenue Refunding
   Bonds, 1993 Series A,
   5.0%, 1-1-2012 ........................     3,000      2,726,250


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
ILLINOIS (Continued)
 Illinois Health Facilities Authority
   (Lutheran General HealthSystem):
   Indexed Inverse Floating Rate
   Revenue Bonds, Series 1993B,
   6.25%, 4-1-2014 (B) ...................   $ 4,100   $  4,197,375
   Variable Rate Demand Revenue Bonds,
   Series 1995 (Northwest Community
   Hospital),
   3.9%, 7-1-2025 ........................     3,000      3,000,000
   Revenue Refunding Bonds, Series 1993C,
   7.0%, 4-1-2008 ........................     2,000      2,275,000
 Illinois Educational Facilities Authority,
   Revenue Refunding Bonds, Loyola
   University of Chicago, Series 1993B,
   Structured Yield Curve Notes,
   5.45%, 7-1-2014 (C) ...................     4,000      3,735,000
 City of Peoria, City of Moline and City
   of Freeport, Illinois, Collateralized
   Single Family Mortgage Revenue Bonds,
   Series 1995-A,
   7.6%, 4-1-2027 ........................     2,000      2,172,500
   Total .................................               25,134,875

INDIANA - 2.60%
 Indiana State Office Building Commission,
   Capitol Complex Revenue Bonds:
   Series 1990B (State Office Building
   I Facility),
   7.4%, 7-1-2015 ........................     8,000      9,400,000
   Series 1990A (Senate Avenue Parking Facility),
   7.4%, 7-1-2015 ........................     4,775      5,610,625
 Indiana Transportation Finance Authority,
   Highway Revenue Bonds, Series 1990A,
   7.25%, 6-1-2015 .......................     9,000     10,338,750
   Total .................................               25,349,375

IOWA - 0.82%
 Iowa Student Loan Liquidity Corporation,
   Student Loan Revenue Bonds, 1993
   Subordinate Series C,
   6.125%, 12-1-2011 .....................     5,300      5,300,000
 Iowa Finance Authority, Revenue Bonds
   (Correctional Facility Program),
   Series 1995A,
   5.5%, 6-15-2015 .......................     1,750      1,730,313


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
IOWA (Continued)
 Muscatine County, Iowa, Variable Rate Demand
   Pollution Control Revenue Refunding Bonds
   (Monsanto Company Project), Series 1992,
   Adjustable Rate Bond,
   3.0%, 10-1-2007 .......................   $ 1,000   $  1,000,000
   Total .................................                8,030,313

KANSAS - 0.85%
 City of Shawnee, Kansas, Variable Rate
   Demand Industrial Revenue Bonds, Series
   December 1, 1984 (Shawnee Village
   Associates Project),
   3.0%, 12-1-2009 .......................     5,570      5,570,000
 Sisters of Charity of Leavenworth Health
   Services Corporation, Shawnee County,
   Kansas, Revenue Bonds, Series 1994,
   5.0%, 12-1-2014 .......................     3,000      2,711,250
   Total .................................                8,281,250

KENTUCKY - 0.62%
 Kentucky Economic Development Finance
   Authority, Hospital Revenue Bonds,
   Baptist Healthcare System Issue,
   Series 1994,
   5.0%, 8-15-2015 .......................     4,650      4,155,937
 Kentucky Housing Corporation, Housing
   Revenue Bonds, 1993 Series B,
   5.4%, 7-1-2014 ........................     2,000      1,885,000
   Total .................................                6,040,937

LOUISIANA - 4.19%
 Memorial Hospital Service District of the
   Parish of Calcasieu, State of Louisiana,
   Hospital Revenue Bonds (Lake Charles
   Memorial Hospital Project), Series 1993,
   Adjustable Rate Bond,
   3.71%, 12-1-2018 ......................    12,645     12,645,000
 Parish of Jefferson Home Mortgage Authority,
   Tax-Exempt Agency Mortgage-Backed
   Securities, Series 1994A:
   7.55%, 12-1-2026 ......................     5,935      6,691,713
   6.65%, 12-1-2026 ......................     4,300      4,450,500
 Louisiana Public Facilities Authority,
   Hospital Revenue and Refunding Bonds
   (St. Francis Medical Center Project),
   Inverse Floating Rate Notes, Series 1994B,
   5.375%, 7-1-2014 ......................    10,600      9,738,750


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
LOUISIANA (Continued)
 Parish of DeSoto, Louisiana, Environmental
   Improvement Revenue Refunding Bonds,
   1995 Series B (International Paper
   Company Project),
   6.55%, 4-1-2019 .......................   $ 7,250   $  7,295,312
   Total .................................               40,821,275

MARYLAND - 1.47%
 Northeast Maryland Waste Disposal Authority,
   Solid Waste Revenue Bonds (Montgomery
   County Resource Recovery Project),
   Series 1993A:
   6.3%, 7-1-2016 ........................    12,000     12,000,000
   6.2%, 7-1-2010 ........................     2,280      2,308,500
   Total .................................               14,308,500

MASSACHUSETTS - 5.01%
 Massachusetts Water Resources Authority:
   General Revenue Bonds:
   1992 Series A,
   6.5%, 7-15-2019 .......................     6,740      7,346,600
   1993 Series B,
   5.25%, 3-1-2013 .......................     5,000      4,631,250
   General Revenue Refunding Bonds,
   1992 Series B,
   5.5%, 11-1-2015 .......................    12,135     11,452,406
 Massachusetts Bay Transportation Authority,
   General Transportation System Bonds,
   1992 Series B Refunding,
   6.2%, 3-1-2016 ........................    20,500     21,704,375
 Massachusetts State College Building
   Authority, Project and Refunding
   Revenue Bonds, Senior Series 1994-A,
   7.5%, 5-1-2014 ........................     1,750      2,117,500
 Boston Water and Sewer Commission,
   General Revenue Bonds, 1992 Series A
   (Senior Series),
   5.75%, 11-1-2013 ......................     1,575      1,571,062
   Total .................................               48,823,193


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MICHIGAN - 2.86%
 State Building Authority, State of Michigan,
   1993 Revenue Refunding Bonds, Series I,
   5.3%, 10-1-2016 .......................   $10,000   $  9,262,500
 Michigan Strategic Fund, Limited Obligation
   Refunding Revenue Bonds (The Detroit Edison
   Company Pollution Control Bonds Project),
   Collateralized Series 1991 AA,
   6.95%, 5-1-2011 .......................     8,000      9,120,000
 School District of the City of Detroit,
   Wayne County, Michigan, School Building
   and Site Improvement and Refunding Bonds
   (Unlimited Tax General Obligation),
   Series 1993:
   5.4%, 5-1-2013 ........................     4,000      3,750,000
   5.0%, 5-1-2011 ........................     1,885      1,715,350
 Charter County of Wayne, Michigan, Detroit
   Metropolitan Wayne County Airport,
   Series 1993A,
   5.25%, 12-1-2013 ......................     2,500      2,262,500
 Michigan State Hospital Finance Authority:
   Hospital Revenue Bonds (Holland Community
   Hospital), Series 1993,
   5.25%, 1-1-2010 .......................     1,200      1,101,000
   Hospital Revenue Refunding Bonds
   (McLaren Obligated Group),
   Series 1993A,
   5.375%, 10-15-2013 ....................       750        683,437
   Total .................................               27,894,787

MINNESOTA - 0.50%
 City of Rochester, Minnesota, Health
   Care Facilities Revenue Bonds (Mayo
   Foundation/Mayo Medical Center),
   Series 1992D, Indexed Inverse
   Floating/Fixed Term Bonds,
   6.15%, 11-15-2009 (D) .................     4,500      4,837,500


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MISSISSIPPI - 1.22%
 Lowndes County, Mississippi, Solid Waste
   Disposal and Pollution Control
   Refunding Revenue Bonds (Weyerhaeuser
   Company Project), Series 1992B, Indexed
   Inverse Floating/Fixed Term Bonds,
   6.7%, 4-1-2022 (E) ....................   $11,000   $ 11,866,250

MISSOURI - 2.23%
 Health Facilities Revenue Bonds
   (Barnes-Jewish, Inc./Christian Health
   Services), Series 1993A:
   6.0%, 5-15-2011 .......................     3,000      3,101,250
   5.25%, 5-15-2014 ......................     2,900      2,671,625
 School District of Kansas City, Missouri,
   Building Corporation, Insured Leasehold
   Revenue Bonds:
   Series 1993 (The School District of
   Kansas City, Missouri, Capital
   Improvements Project),
   5.0%, 2-1-2014 ........................     5,000      4,550,000
   Series 1993D (The School District of
   Kansas City, Missouri, Elementary
   School Project),
   5.0%, 2-1-2014 ........................     1,000        910,000
 The Industrial Development Authority of the
   City of Independence, Missouri, Industrial
   Development Revenue Bonds, Series 1995
   (Resthaven Project),
   4.0%, 2-1-2025 ........................     4,800      4,800,000
 Health and Educational Facilities Authority
   of the State of Missouri, Health Facilities
   Revenue Bonds (BJC Health System),
   Series 1994A,
   6.75%, 5-15-2012 ......................     4,000      4,375,000
 Missouri Higher Education Loan Authority
   (A Public Instrumentality and Body
   Corporate and Politic of the State of
   Missouri), Student Loan Revenue Bonds,
   Subordinate Series 1994A,
   5.45%, 2-15-2009 ......................     1,500      1,380,000
   Total .................................               21,787,875


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW JERSEY - 1.94%
 Pollution Control Financing Authority
   of Camden County (Camden County, New
   Jersey), Solid Waste Disposal and
   Resource Recovery System Revenue Bonds:
   Series B,
   7.5%, 12-1-2009 .......................   $ 6,775   $  6,935,906
   Series A,
   7.5%, 12-1-2010 .......................     5,500      5,630,625
 Middlesex County Utilities Authority,
   Sewer Revenue Refunding Bonds, Series
   1992A, Indexed Inverse Floating/Fixed
   Term Bonds,
   6.25%, 8-15-2010 (F) ..................     3,000      3,273,750
 New Jersey Building Authority, State
   Building Revenue Bonds, 1994 Series,
   5.0%, 6-15-2013 .......................     3,300      3,040,125
   Total .................................               18,880,406

NEW MEXICO - 0.89%
 New Mexico Educational Assistance
   Foundation, Student Loan Purchase Bonds:
   Senior 1995 Series IV-A1,
   7.05%, 3-1-2010 .......................     6,485      6,955,163
   1994 Series II-B,
   5.75%, 12-1-2008 ......................     1,750      1,688,750
   Total .................................                8,643,913

NEW YORK - 8.40%
 New York State Thruway Authority,
   Local Highway and Bridge Service
   Contract Bonds, Series 1995,
   6.25%, 4-1-2014 .......................    17,270     17,334,763
 New York City Municipal Water Finance
   Authority, Water and Sewer System
   Revenue Bonds:
   Fiscal 1993 Series A,
   6.0%, 6-15-2010 .......................    12,000     12,405,000
   Fiscal 1994 Series F,
   5.5%, 6-15-2015 .......................     4,000      3,825,000
 New York State Environmental Facilities
   Corporation, State Water Pollution
   Control, Revolving Fund Revenue Bonds,
   Series 1994 A (New York City Municipal
   Water Finance Authority Project)
   (Second Resolution Bonds):
   5.75%, 6-15-2012 ......................    10,000     10,125,000
   5.75%, 6-15-2011 ......................     5,000      5,087,500


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW YORK (Continued)
 New York State Medical Care Facilities,
   Finance Agency Mental Health Services
   Facilities, Improvement Revenue Bonds,
   1993 Series F Refunding,
   5.375%, 2-15-2014 .....................   $12,000   $ 11,340,000
 Housing New York Corporation, Senior
   Revenue Refunding Bonds, Series 1993,
   5.0%, 11-1-2013 .......................     6,600      5,841,000
 New York Local Government Assistance
   Corporation (A Public Benefit Corporation
   of the State of New York):
   Series 1993B Refunding Bonds,
   5.375%, 4-1-2016 ......................     3,000      2,812,500
   Series 1993D Bonds,
   5.375%, 4-1-2014 ......................     2,370      2,242,613
 The City of New York, General Obligation
   Bonds, Fiscal 1996 Series B, Fixed Rate
   Tax-Exempt Bonds,
   7.25%, 8-15-2007 ......................     3,500      3,850,000
 New York City Industrial Development
   Agency, Special Facility Revenue Bonds,
   Series 1994 (Terminal One Group
   Association, L.P. Project),
   6.0%, 1-1-2019 ........................     3,920      3,758,300
 Dormitory Authority of the State
   of New York, State University Educational
   Facilities, Revenue Bonds, Series 1993B:
   7.5%, 5-15-2011 .......................     2,000      2,302,500
   5.5%, 5-15-2008 .......................     1,000        971,250
   Total .................................               81,895,426

NORTH CAROLINA - 2.46%
 North Carolina Eastern Municipal Power
   Agency, Power System Revenue Bonds:
   Refunding Series 1993 B,
   7.0%, 1-1-2008 ........................    19,000     20,330,000
   Refunding Series 1987 A,
   7.25%, 1-1-2021 .......................     1,740      1,798,725
 County of Pitt, North Carolina, Pitt
   County Memorial Hospital Revenue Bonds,
   Series 1995,
   5.5%, 12-1-2015 .......................     2,000      1,910,000
   Total..................................               24,038,725


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OHIO - 1.71%
 County of Cuyahoga, Ohio, Hospital
   Revenue Bonds, Series 1990 (Meridia
   Health System),
   7.25%, 8-15-2019 ......................   $ 4,980   $  5,328,600
 Hamilton County, Ohio, Sewer System
   Improvement and Refunding Revenue
   Bonds, 1993 Series A (The Metropolitan
   Sewer District of Greater Cincinnati),
   5.0%, 12-1-2014 .......................     4,500      4,089,375
 City of Columbus, Ohio, Various Purpose
   Adjustable Rate Unlimited Tax Bonds,
   Series 1995-1,
   4.1%, 6-1-2016 ........................     2,900      2,900,000
 1993 Beneficial Interest Certificates
   (Belleville Hydroelectric Project),
   Ohio Municipal Electric Generation
   Agency Joint Venture 5,
   5.375%, 2-15-2013 .....................     2,750      2,653,750
 City of Moraine, Ohio, Solid Waste
   Disposal Revenue Bonds (General Motors
   Corporation Project), Series 1994,
   6.75%, 7-1-2014 .......................     1,550      1,695,313
   Total .................................               16,667,038

OKLAHOMA - 0.72%
 Trustees of the Tulsa Municipal Airport
   Trust, Revenue Bonds, Series 1985,
   9.5%, 6-1-2020 ........................     5,000      5,131,250
 The Oklahoma Development Finance Authority,
   Public Facilities Financing Program
   Revenue Bonds (The University of
   Oklahoma Projects), Series 1995 A,
   5.625%, 7-1-2016 ......................     1,890      1,899,450
   Total .................................                7,030,700

OREGON - 0.15%
 State of Oregon, Housing and Community
   Services Department, Mortgage Revenue
   Bonds, Single-Family Mortgage Program,
   1992 Series C,
   5.5%, 7-1-2013 ........................     1,500      1,449,375


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995
                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
PENNSYLVANIA - 1.06%
 Washington County Hospital Authority
   (Commonwealth of Pennsylvania), Hospital
   Revenue Bonds, Series of 1993 (The
   Washington Hospital Project),
   5.5%, 7-1-2012 ........................   $ 5,000   $  4,781,250
 The Harrisburg Authority, Dauphin County,
   Pennsylvania, Water Revenue Refunding
   Bonds, Series A of 1994,
   5.3%, 8-15-2016 .......................     4,000      3,685,000
 City of Philadelphia, Pennsylvania, Water
   and Wastewater Revenue Bonds, Series 1995,
   5.5%, 8-1-2014 ........................     2,000      1,915,000
   Total .................................               10,381,250

PUERTO RICO - 1.16%
 Puerto Rico Highway and Transportation
   Authority, Highway Revenue Bonds
   (Series W),
   5.5%, 7-1-2008 ........................     8,500      8,298,125
 Puerto Rico Electric Power Authority,
   Power Revenue Bonds, Series X:
   6.0%, 7-1-2012 ........................     2,000      2,005,000
   6.0%, 7-1-2015 ........................     1,000        992,500
   Total .................................               11,295,625

RHODE ISLAND - 0.10%
 Rhode Island Student Loan Authority,
   Student Loan Program Revenue Bonds,
   1995 Subordinate Series III Bonds,
   6.45%, 12-1-2015 ......................     1,000        993,750

SOUTH CAROLINA - 2.31%
 Calhoun County, South Carolina, Solid
   Waste Disposal Facilities Revenue Bonds
   (Eastman Kodak Company Project),
   Series 1992,
   6.75%, 5-1-2017 .......................    10,895     11,657,650
 South Carolina State Education Assistance
   Authority, Guaranteed Student Loan
   Revenue and Refunding Bonds,
   1995 Series:
   Series B Subordinate Lien Refunding Bonds,
   5.7%, 9-1-2005 ........................     5,000      5,031,250
   Series C Subordinate Lien Refunding Bonds,
   6.0%, 9-1-2008 ........................     2,000      2,005,000
   1993 Series,
   5.55%, 9-1-2008 .......................     4,000      3,860,000
   Total .................................               22,553,900


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TENNESSEE - 1.37%
 Tennessee Housing Development Agency:
   Homeownership Program Bonds, Issue T,
   7.375%, 7-1-2023 ......................   $ 4,665   $  4,880,756
   Mortgage Finance Program Bonds,
   1994 Series B,
   6.45%, 7-1-2014 .......................     3,015      3,060,225
 The Health and Educational Facilities
   Board of the Metropolitan Government
   of Nashville and Davidson County,
   Tennessee, Multi-Modal Interchangeable
   Rate, Health Facility Revenue Bonds
   (Richland Place, Inc. Project),
   Series 1993,
   4.35%, 5-1-2023 .......................     5,400      5,400,000
   Total .................................               13,340,981

TEXAS - 8.03%
 Brazos River Authority (Texas),
   Collateralized Pollution Control Revenue
   Bonds (Texas Utilities Electric Company
   Project), Series 1991A,
   7.875%, 3-1-2021 ......................    11,855     13,262,781
 Alliance Airport Authority, Inc.,
   Special Facilities Revenue Bonds,
   Series 1991 (American Airlines, Inc.
   Project),
   7.0%, 12-1-2011 .......................    12,350     13,229,937
 Harris County Health Facilities, Development
   Corporation, Hospital Revenue Refunding
   Bonds (Texas Children's Hospital Project),
   Series 1995,
   5.5%, 10-1-2013 .......................    10,000      9,350,000
 Harris County, Texas, Toll Road Senior Lien
   Revenue Refunding Bonds, Series 1994,
   5.0%, 8-15-2016 .......................     8,900      7,998,875


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TEXAS (Continued)
 City of Austin, Texas, Airport System
   Prior Lien Revenue Bonds, Series 1995A,
   6.2%, 11-15-2015 ......................   $ 7,800   $  7,848,750
 Brazos River Authority (Texas), Variable
   Rate Demand Pollution Control Revenue
   Refunding Bonds (Monsanto Company Project),
   Series 1994, Adjustable Rate Bond,
   2.2%, 2-1-2004 ........................     6,000      6,000,000
 Lubbock Health Facilities Development
   Corporation, Hospital Revenue Bonds
   (Methodist Hospital, Lubbock, Texas
   Project),
   6.75%, 12-1-2010 ......................     5,000      5,518,750
 Gulf Coast Waste Disposal Authority,
   Solid Waste Disposal Revenue Refunding
   Bonds, Series 1994 (The Quaker Oats
   Company Project),
   2.2%, 4-1-2013 ........................     5,000      5,000,000
 City of Houston, Texas, Water and Sewer
   System, Junior Lien Revenue Refunding
   Bonds, Series 1991C,
   0.0%, 12-1-2008 .......................     9,000      4,342,500
 Panhandle-Plains Higher Education Authority,
   Inc., Student Loan Revenue Refunding Bonds,
   Subordinate Series 1993E,
   5.55%, 3-1-2005 .......................     4,000      3,900,000
 Brenham Independent School District
   (Washington and Austin Counties,
   Texas), Unlimited Tax School Building
   Bonds, Series 1994,
   5.25%, 2-15-2013 ......................     1,920      1,826,400
   Total .................................               78,277,993

UTAH - 0.31%
 Intermountain Power Agency, Special
   Obligation Refunding Bonds, Fifth
   Crossover Series,
   7.2%, 7-1-2019 ........................     2,000      2,110,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
UTAH (Continued)
 Utah Housing Finance Agency, Single Family
   Mortgage Subordinate Bonds, 1993 Issue B,
   5.7%, 7-1-2013 ........................  $    995   $    951,469
   Total .................................                3,061,469

VIRGINIA - 2.83%
 Virginia Education Loan Authority (A
   Political Subdivision of the Commonwealth
   of Virginia), Student Loan Program
   Revenue Bonds, Series C Bonds,
   5.75%, 9-1-2010 .......................     9,660      9,527,175
 Upper Occoquan Sewage Authority (Virginia),
   Regional Sewerage System Revenue
   Refunding Bonds, Series of 1993,
   5.0%, 7-1-2015 ........................     9,000      8,111,250
 Southeastern Public Service Authority of
   Virginia:
   Senior Revenue Bonds, Series 1993 (Regional
   Solid Waste System):
   5.95%, 7-1-2009 .......................     1,500      1,464,375
   6.0%, 7-1-2013 ........................     1,000        975,000
   Senior Revenue Refunding Bonds,
   Series 1993A (Regional Solid Waste System),
   5.125%, 7-1-2013.......................     1,000        917,500
 Virginia Housing Development Authority,
   Commonwealth Mortgage Bonds, 1992 Series
   C, Subseries C-2,
   5.6%, 1-1-2015 ........................     2,955      2,822,025
 Industrial Development Authority of the
   County of Henrico, Virginia, Variable
   Rate Demand, Health Facility Revenue
   Bonds (The Hermitage at Cedarfield),
   Series 1994,
   4.3%, 5-1-2024 ........................     2,000      2,000,000
 City of Chesapeake, Virginia, Water
   and Sewer System Revenue Refunding
   Bonds, Series of 1994,
   5.1%, 5-1-2014 ........................     2,000      1,825,000
   Total .................................               27,642,325

WASHINGTON - 5.73%
 Washington Public Power Supply System:
   Nuclear Project No. 3, Refunding Revenue Bonds:
   Series 1989B,
   7.125%, 7-1-2016 ......................    20,750     23,032,500
   Series 1993C,
   5.375%, 7-1-2015 ......................     9,000      8,111,250


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
WASHINGTON (Continued)
   Nuclear Project No. 1, Refunding Revenue Bonds:
   Series 1989B,
   7.125%, 7-1-2016 ......................   $ 8,200   $  9,102,000
   Series 1993B,
   5.7%, 7-1-2010 ........................     2,500      2,440,625
 Public Utility District No. 1 of
   Snohomish County, Washington, Generation
   System Revenue Bonds, Series 1993B,
   5.7%, 1-1-2014 ........................     6,500      6,166,875
 State of Washington, Various Purpose General
   Obligation Bonds, Series 1990A,
   6.75%, 2-1-2015 .......................     4,995      5,600,644
 Washington Health Care Facilities Authority,
   Revenue Bonds Series 1993 (Highline
   Community Hospital, Seattle),
   5.5%, 8-15-2014 .......................     1,500      1,398,750
   Total .................................               55,852,644

WEST VIRGINIA - 0.22%
 Mason County, West Virginia, Pollution
   Control Revenue Bonds (Appalachian Power
   Company Project), Series G,
   7.4%, 1-1-2014 ........................     2,000      2,180,000

WYOMING - 0.21%
 Pollution Control Revenue Refunding
   Bonds (PacifiCorp Projects), Lincoln
   County, Wyoming, Series 1993,
   5.625%, 11-1-2021 .....................     2,250      2,089,688

TOTAL MUNICIPAL BONDS - 99.45%                         $969,770,569
 (Cost: $925,230,274)

TOTAL SHORT-TERM SECURITIES - 0.77%                    $  7,491,000
 (Cost: $7,491,000)

TOTAL INVESTMENT SECURITIES - 100.22%                  $977,261,569
 (Cost: $932,721,274)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.22%)      (2,152,771)

NET ASSETS - 100.00%                                   $975,108,798


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1995


Notes to Schedule of Investments
(A) Coupon resets weekly to 11.95% - Kenny S&P Index. Minimum coupon rate is 0%. On February 15, 1999, rate becomes fixed at 6.65%.

(B) Coupon resets weekly to 10.62% - Kenny S&P Index. Minimum coupon rate is 0%. On April 1, 1998, rate becomes fixed at 6.25%.

(C) Coupon resets weekly to 5.45 + greater of 0 and (PSA index - 3.5%). Minimum coupon rate is 0%. On July 1, 1997, rate becomes fixed at 5.45%.

(D) Coupon resets weekly to 11.37% - PSA Municipal Swap Index. Minimum coupon rate is 0%. On November 15, 2000, rate becomes fixed at 6.15%.

(E) Coupon resets weekly to 11.95% - Kenny S&P Index. Minimum coupon rate is 0%. On April 1, 1999, rate becomes fixed at 6.70%.

(F) Coupon resets weekly to 10.90% - Bankers Trust Company TENR Index. Minimum coupon rate is 0%. On August 15, 1997, rate becomes fixed at 6.25%.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities-at value
   (Notes 1 and 3) ...............................  $ 977,261,569
 Cash  ...........................................         13,268
 Receivables:
   Interest ......................................     16,043,069
   Fund shares sold ..............................      4,687,034
   Investment securities sold ....................      4,393,120
 Prepaid insurance premium  ......................         35,096
                                                   --------------
    Total assets  ................................  1,002,433,156
                                                   --------------
Liabilities
 Payable for investment securities purchased  ....     23,946,640
 Payable for Fund shares redeemed  ...............      2,671,816
 Accrued service fee  ............................        176,300
 Accrued transfer agency and dividend disbursing           55,870
 Accrued accounting services fee  ................          7,083
 Other  ..........................................        466,649
                                                   --------------
    Total liabilities  ...........................     27,324,358
                                                   --------------
      Total net assets ........................... $  975,108,798
                                                   ==============
Net Assets
 $1.00 par value capital stock, authorized --
   600,000,000; shares outstanding -- 134,569,245
   Capital stock ................................. $  134,569,245
   Additional paid-in capital ....................    800,173,902
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ......................................        982,643
   Accumulated undistributed net realized loss on
    investment transactions  .....................     (5,157,287)
   Net unrealized appreciation in value of
    investments at end of period  ................     44,540,295
                                                   --------------
    Net assets applicable to outstanding units
      of capital ................................. $  975,108,798
                                                   ==============
Net asset value per share (net assets divided by
 shares outstanding)  ............................          $7.25
Sales load (offering price x 4.25%)...............           0.32
                                                            -----
Offering price per share (net asset value divided
 by 95.75%) ......................................          $7.57
                                                            =====

   On sales of $100,000 or more the sales load is reduced as set forth in the
                                  Prospectus.
                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1995

Investment Income
 Interest  ......................................... $ 58,182,335
                                                     ------------
 Expenses (Note 2):
   Investment management fee .......................    4,207,453
   Service fee .....................................      924,451
   Transfer agency and dividend disbursing .........      647,820
   Accounting services fee .........................       85,000
   Custodian fees ..................................       49,783
   Audit fees ......................................       41,913
   Legal fees ......................................       18,187
   Other ...........................................      157,832
                                                     ------------
    Total expenses  ................................    6,132,439
                                                     ------------
      Net investment income ........................   52,049,896
                                                     ------------
Realized and Unrealized Gain (Loss) on Investments
 Realized net gain on securities  ..................    1,954,400
 Realized net loss on futures contracts closed  ....   (6,168,687)
 Realized net loss on put options purchased              (467,211)
                                                     ------------
   Net realized loss on investments ................   (4,681,498)
 Net unrealized appreciation in value of
   investments during the period ...................   55,263,393
                                                     ------------
    Net gain on investments  .......................   50,581,895
                                                     ------------
      Net increase in net assets resulting
        from operations ............................ $102,631,791
                                                     ============


                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1995        1994
                                      --------------   ------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income..............  $ 52,049,896    $   52,401,793
   Realized net gain (loss) on
    investments  .....................    (4,681,498)       14,118,689
   Unrealized appreciation
    (depreciation)  ..................    55,263,393      (107,526,858)
                                        ------------    --------------
    Net increase (decrease) in net
      assets resulting from
      operations .....................   102,631,791       (41,006,376)
                                        ------------    --------------
 Dividends to shareholders:*
   From net investment income ........   (52,122,952)      (52,309,180)
   From realized gains on securities
    transactions  ....................            ---      (34,570,958)
   In excess of realized gains on securities
    transactions  ....................    (5,125,035)               ---
                                        ------------    --------------
                                         (57,247,987)      (86,880,138)
                                        ------------    --------------
 Capital share transactions:
   Proceeds from sale of shares
    (16,748,709 and 9,645,029
    shares, respectively)  ...........   118,813,088        71,488,819
   Proceeds from reinvestment of
    dividends and/or capital gains
    distribution (6,061,556 and
    10,027,100 shares, respectively)      42,256,392        73,910,210
   Payments for shares redeemed
    (25,912,586 and 16,830,264
    shares, respectively)  ...........  (182,296,814)     (121,994,288)
                                        ------------    --------------
    Net increase (decrease) in net
      assets resulting from capital
      share transactions .............   (21,227,334)       23,404,741
                                        ------------    --------------
      Total increase (decrease) ......    24,156,470      (104,481,773)
Net Assets
 Beginning of period  ................   950,952,328     1,055,434,101
                                        ------------    --------------
 End of period, including
   undistributed net investment
   income of $982,643 and
   $1,055,699, respectively ..........  $975,108,798    $  950,952,328
                                        ============    ==============

                     *See "Financial Highlights" on page .

                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1995   1994    1993   1992    1991
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $6.91  $7.83   $7.40  $7.18   $6.66
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income...........            .39    .38     .41    .43     .45
 Net realized and
   unrealized gain
   (loss) on
   investments......            .38  (0.67)    .65    .35     .52
                              -----  -----   -----  -----   -----
Total from investment
 operations ........            .77  (0.29)   1.06    .78     .97
                              -----  -----   -----  -----   -----
Less distributions:
 Dividends from net
   investment
   income...........          (0.39) (0.38)  (0.40) (0.43)  (0.45)
 Distribution from
   capital gains....          (0.00) (0.25)  (0.23) (0.13)  (0.00)
 Distribution in excess
   of capital gains.          (0.04) (0.00)  (0.00) (0.00)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions.          (0.43) (0.63)  (0.63) (0.56)  (0.45)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $7.25  $6.91   $7.83  $7.40   $7.18
                              =====  =====   =====  =====   =====
Total return*.......          11.51% -3.91%  15.15% 11.41%  14.97%
Net assets, end of
 period (000
 omitted)  .........       $975,109$950,952$1,055,434$890,004$769,122
Ratio of expenses to
 average net assets            0.65%  0.64%   0.56%  0.57%   0.57%
Ratio of net investment
 income to average
 net assets ........           5.51%  5.17%   5.38%  5.92%   6.47%
Portfolio
 turnover rate .....          70.67% 62.61%  94.51%125.44% 144.36%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using prices quoted by Muller and Company, a dealer in bonds which offers a pricing service. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined by the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryforwards.

E.   Futures -- See Note 5 -- Futures.

F.   Options -- See Note 6 -- Options.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $1,075,152, out of which W&R paid sales commissions of $612,514 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $35,641.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $655,600,116 while proceeds from maturities and sales aggregated $696,363,757. Purchases of options aggregated $1,101,579 while proceeds from maturities and sales aggregated $634,369. Purchases of short-term securities aggregated $585,651,570 while proceeds from maturities and sales aggregated $587,675,781. No U.S. Government securities were bought or sold during the period ended September 30, 1995.

     For Federal income tax purposes, cost of investments owned at September 30, 1995 was $938,381,324, resulting in net unrealized appreciation of $38,880,245, of which $41,247,194 related to appreciated securities and $2,366,949 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $6,883,387 during the year ended September 30, 1995, of which a portion was paid to shareholders during the period ended September 30, 1995. Remaining net capital gains will be distributed to the Fund's shareholders.

    Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred from November 1 to the end of its fiscal year ("post-October losses").
From November 1, 1994 through September 30, 1995, the Fund incurred net long-term capital losses of $6,444,562, which have been deferred to the fiscal year ending September 30, 1996.

NOTE 5 -- Futures

     The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss.

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Municipal Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Municipal Bond Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

                             REGISTRATION STATEMENT

                                     PART C

                               OTHER INFORMATION


24.  Financial Statements and Exhibits
     ---------------------------------

     (a)  Financial Statements -- United Municipal Bond Fund, Inc.

          Included in Part B:
          -------------------

          As of September 30, 1995
               Statements of Assets and Liabilities

          For the year ended September 30, 1995
               Statements of Operations

          For the two years ended September 30, 1995
               Statement of Changes in Net Assets

          Schedule I -- Investment Securities as of September 30, 1995

          Report of Independent Accountants

          Included in Part C:
          -------------------

          Financial Data Schedule

          Other schedules prescribed by Regulation S-X are not filed because the required matter is not present or is insignificant.

      (b) Exhibits

          (1) Articles of Incorporation, as amended, attached hereto as EX-99.B1-charter

               Articles Supplementary attached hereto as EX-99.B1-mbartsup

          (2)  By-Laws, as amended, attached hereto as EX-99.B2-mbbylaw

          (3)  Not applicable

          (4) Article FIFTH and Article SEVENTH of the Articles of Incorporation of Registrant attached hereto as EX-99.B1-charter;
               Article I, Article IV and Article VII of the Bylaws of the Registrant attached hereto as EX-99.B2-mbbylaw

          (5)  Investment Management Agreement attached hereto as EX-99.B5-mbima

               Assignment to the Investment Management Agreement attached hereto as EX-99.B5-mbassign

          (6)  Underwriting Agreement attached hereto as EX-99.B6-mbua

          (7)  Not applicable

          (8)  Custodian Agreement attached hereto as EX-99.B8-mbca

          (9) (a) Shareholder Servicing Agreement attached hereto as EX-99.B9-mbssa

               (b) Accounting Services Agreement attached hereto as EX-99.B9-mbasa

               (c) Service Agreement filed by electronic format on July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A*

               (d) Amendment to Service Agreement filed December 29, 1994 as EX-99.B9(d)mbsaa to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

               (e) Amendment to Service Agreement attached hereto as EX-99.B9-mbappsaa

               (f)  Fund Class A Application attached hereto as EX-99.B9-mbappca

               (g)  Fund Class Y Application attached hereto as EX-99.B9-mbappcy

               (h)  Fund NAV Application attached hereto as EX-99.B9-mbnavapp

          (10) Not applicable

          (11) Consent of Independent Accountant attached hereto as EX-99.B11-mbconsnt

          (12) Not applicable

          (13) Not applicable

          (14) Not applicable

          (15) Service Plan for Class A Shares attached hereto as EX-99.B15-
               mbspca
---------------------------------
*Incorporated herein by reference
          (16) (1) Computation of average annual total return performance quotations filed by electronic format on July 30, 1993 as Exhibit (b)(16)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A*

               (2) Computation of Yield Performance Quotation and Tax Equivalent Yield Performance Quotation filed June 26, 1992 as Exhibit (b)(16)(2) on Form SE to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A*

          (17) Financial Data Schedule attached hereto as EX-27.B17-mbfds

          (18) Multiple Class Plan attached hereto as EX-99.B18-mbmcp

25.  Persons controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

26.  Number of Holders of Securities
     -------------------------------

                                   Number of Record Holders as of
          Title of Class                 September 30, 1995
          --------------           ------------------------------

          Capital Stock                        35,123

27.  Indemnification
     ---------------

     Reference is made to Article SEVENTH paragraph 6(b) through (f) of the Articles of Incorporation attached hereto as EX-99.B1-charter and to
     Article IV of the Underwriting Agreement attached hereto as EX-99.B6-mbua, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

28.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant, and except for Mr. Ronald K. Richey. Mr. Richey is Chairman of the Board and Chief Executive Officer of Torchmark Corporation, the parent company of Waddell & Reed, Inc., and Chairman of the Board of United Investors Management Company, a holding company of which Waddell & Reed, Inc. is an indirect subsidiary. Mr. Richey's address is 2001 Third Avenue South, Birmingham, Alabama 35233.
---------------------------------
*Incorporated herein by reference
     The address of the others is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

29.  Principal Underwriter
     ---------------------

     (a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          TMK/United Funds, Inc.
          Waddell & Reed Funds, Inc.

          and is depositor of the following unit investment trusts:

          United Periodic Investment Plans to acquire shares of United Science and Energy Fund

          United Periodic Investment Plans to acquire shares of United Accumulative Fund

          United Income Investment Programs

          United International Growth Investment Programs

          United Continental Income Investment Programs

          United Vanguard Investment Programs

     (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

30.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Sharon K. Pappas, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

---------------------------------
*Incorporated herein by reference
31.  Management Services
     -------------------

     There is no service contract other than as discussed in Part A and Part B of this Post-Effective Amendment and as listed in response to Items (b)(9) and (b)(15) hereof.

32.  Undertakings
     ------------

     (a)  Not applicable
     (b)  Not applicable
     (c) The Fund agrees to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders upon request and without charge.
     (d) To the extent that Section 16(c) of the Investment Company Act of 1940, as amended, applies to the Fund, the Fund agrees, if requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares, to call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director and to assist in communications with other shareholders as required by Section 16(c).

--------------------------------
*Incorporated herein by reference

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 21st day of November, 1995.


                       UNITED MUNICIPAL BOND FUND, INC.

                             (Registrant)

                            By /s/ Keith A. Tucker*
                            ------------------------
                           Keith A. Tucker, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
     ----------          -----

/s/Ronald K. Richey*     Chairman of the Board         November 21, 1995
----------------------                                 -----------------
Ronald K. Richey


/s/Keith A. Tucker*      President and Director        November 21, 1995
----------------------   (Principal Executive Officer) ----------------
Keith A. Tucker


/s/Theodore W. Howard*   Vice President, Treasurer     November 21, 1995
----------------------   and Principal Accounting      ----------------
Theodore W. Howard       Officer


/s/Robert L. Hechler*    Vice President and            November 21, 1995
----------------------   Principal Financial           ----------------
Robert L. Hechler        Officer


/s/Henry L. Bellmon*     Director                      November 21, 1995
----------------------                                 ----------------
Henry L. Bellmon


/s/Dodds I. Buchanan*    Director
---------------------                                  ----------------
Dodds I. Buchanan


/s/Jay B. Dillingham*    Director                      November 21, 1995
--------------------                                   ----------------
Jay B. Dillingham


/s/Linda Graves*         Director                      November 21, 1995
-------------------                                    ----------------
Linda Graves


/s/John F. Hayes*        Director                      November 21, 1995
-------------------                                    ----------------
John F. Hayes


/s/Glendon E. Johnson*   Director                      November 21, 1995
-------------------                                    ----------------
Glendon E. Johnson


/s/James B. Judd*        Director                      November 21, 1995
-------------------                                    ----------------
James B. Judd


/s/William T. Morgan*    Director                      November 21, 1995
-------------------                                    ----------------
William T. Morgan


/s/Doyle Patterson*      Director
-------------------                                    ----------------
Doyle Patterson


/s/Eleanor B. Schwartz*  Director                      November 21, 1995
-------------------                                    ----------------
Eleanor B. Schwartz


/s/Frederick Vogel, III* Director                      November 21, 1995
-------------------                                    ----------------
Frederick Vogel, III


/s/Paul S. Wise*         Director                      November 21, 1995
-------------------                                    ----------------
Paul S. Wise


/s/Leslie S. Wright*     Director
-------------------                                    ----------------
Leslie S. Wright


*By
    Sharon K. Pappas
    Attorney-in-Fact

ATTEST:
   Sheryl Strauss
   Assistant Secretary